Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FOURTH QUARTER 2008

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Revised Financial Disclosure
Commencing October 1, 2008, JPMorgan Chase &Co. (“JPMC” or the “Firm”) revised certain of its financial disclosures to reflect more closely the manner in which its business segments are now being managed. The revisions are reflected in the Firms’ financial reports and disclosures commencing with its report of financial results for the fourth quarter of 2008.
In summary, the changes that have been made in financial reporting disclosure are as follows:
1.	Retail Financial Services (“RFS”) — RFS has been reorganized, commencing October 1, 2008, into the following two business segments: Retail Banking and Consumer Lending. The chart on the following page provides a mapping of the previous segment reporting to the new RFS segments.
•	All prior periods have been reclassified to conform to current period presentation.
2.	Corporate/Private Equity & RFS — Prime mortgage balances that were originated in RFS and, prior to October 1, 2008, had been held in the Corporate/Private Equity segment have been transferred, effective October 1, 2008, to RFS and are included, for financial reporting and risk management purposes, in the Consumer Lending segment of RFS.
•	All prior periods have been reclassified to conform to current period presentation.
3.	Washington Mutual — As previously disclosed, the acquisition of the banking operations of Washington Mutual Bank (“WaMu”) from the Federal Deposit Insurance Corporation on September 25, 2008 did not have a material impact on the results of operations of the Firm for the quarter ended September 30, 2008, except with respect to the charge to conform WaMu’s loan loss reserves and the extraordinary gain related to the transaction, both of which were reflected in the Corporate/Private Equity segment. Commencing October 1, 2008, the assets acquired and liabilities assumed from WaMu were assigned to the appropriate lines of business, primarily RFS, Card Services and Commercial Banking, as well as to the Corporate/Private Equity segment. The results of operations resulting from such assets and liabilities have been reflected in each respective line of business starting in the fourth quarter of 2008. Disclosures related to these assets and liabilities have been enhanced as follows:
•	WaMu balance sheet items at September 30, 2008 have been reclassified to the appropriate business segments and are reflected in end of period third quarter balance sheet amounts.

•	In addition:

RFS — the Consumer Lending loan balance and other balance-related credit data has been enhanced to provide detail on credit-impaired versus non-credit impaired balances.

Card Services — Managed loan balances and selected key statistics for WaMu and heritage JPMorgan Chase — only are provided as supplemental information.

Commercial Banking — Commercial Term Lending has been added as a client segment and includes WaMu’s multi-family and commercial mortgage business. All other WaMu-related commercial bank activities are reported in the Real Estate Banking or Other segments of Commercial Banking.
4.	Additional line item disclosures have been provided in this financial supplement as follows:
•	RFS — Retail Banking deposit margin

•	Commercial Banking — Nonperforming assets

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
SELECTED INCOME STATEMENT DATA
Total net revenue	$17,226	$14,737	$18,399	$16,890	$17,384	17%	(1)%	$67,252	$71,372	(6)%
Provision for credit losses (a)	7,313	5,787	3,455	4,424	2,542	26	188	20,979	6,864	206
Total noninterest expense	11,255	11,137	12,177	8,931	10,720	1	5	43,500	41,703	4

Income (loss) before extraordinary gain	(623)	(54)	2,003	2,373	2,971	NM	NM	3,699	15,365	(76)
Extraordinary gain (b)	1,325	581	—	—	—	128	NM	1,906	—	NM
Net income	702	527	2,003	2,373	2,971	33	(76)	5,605	15,365	(64)

PER COMMON SHARE:
Basic Earnings
Income (loss) before extraordinary gain	(0.28)	(0.06)	0.56	0.70	0.88	(367)	NM	0.86	4.51	(81)
Net income	0.07	0.11	0.56	0.70	0.88	(36)	(92)	1.41	4.51	(69)

Diluted Earnings
Income (loss) before extraordinary gain	(0.28)	(0.06)	0.54	0.68	0.86	(367)	NM	0.84	4.38	(81)
Net income	0.07	0.11	0.54	0.68	0.86	(36)	(92)	1.37	4.38	(69)

Cash dividends declared	0.38	0.38	0.38	0.38	0.38	—	—	1.52	1.48	3
Book value	36.15	36.95	37.02	36.94	36.59	(2)	(1)	36.15	36.59	(1)
Closing share price	31.53	46.70	34.31	42.95	43.65	(32)	(28)	31.53	43.65	(28)
Market capitalization	117,695	174,048	117,881	146,066	146,986	(32)	(20)	117,695	146,986	(20)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,737.5 (h)	3,444.6 (h)	3,531.0	3,494.7	3,471.8	9	8	3,604.9	3,507.6	3
Common shares outstanding at period-end (c)	3,732.8	3,726.9	3,435.7	3,400.8	3,367.4	—	11	3,732.8	3,367.4	11

FINANCIAL RATIOS: (d)
Income (loss) before extraordinary gain:
Return on common equity (“ROE”)	(3)%	(1)%	6%	8%	10%			2%	13%
Return on equity-goodwill (“ROE-GW”) (e)	(5)	(1)	10	12	15			4	21
Return on assets (“ROA”)	(0.11)	(0.01)	0.48	0.61	0.77			0.21	1.06
Net income:
ROE	1	1	6	8	10			4	13
ROE-GW (e)	1	2	10	12	15			6	21
ROA	0.13	0.12	0.48	0.61	0.77			0.31	1.06

CAPITAL RATIOS:
Tier 1 capital ratio	10.8 (i)	8.9	9.2	8.3	8.4
Total capital ratio	14.7 (i)	12.6	13.4	12.5	12.6

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,175,052	$2,251,469	$1,775,670	$1,642,862	$1,562,147	(3)	39	$2,175,052	$1,562,147	39
Wholesale loans	262,044	288,445	229,359	231,297	213,076	(9)	23	262,044	213,076	23
Consumer loans	525,457	472,936	308,670	305,759	306,298	11	72	525,457	306,298	72
Deposits	1,009,277	969,783	722,905	761,626	740,728	4	36	1,009,277	740,728	36
Common stockholders’ equity	134,945	137,691	127,176	125,627	123,221	(2)	10	134,945	123,221	10

Headcount (f)	224,961	228,452	195,594	182,166	180,667	(2)	25	224,961	180,667	25

LINE OF BUSINESS NET INCOME (LOSS)
Investment Bank	$(2,364)	$882	$394	$(87)	$124	NM	NM	$(1,175)	$3,139	NM
Retail Financial Services	624	64	503	(311)	731	NM	(15)	880	2,925	(70)
Card Services	(371)	292	250	609	609	NM	NM	780	2,919	(73)
Commercial Banking	480	312	355	292	288	54	67	1,439	1,134	27
Treasury & Securities Services	533	406	425	403	422	31	26	1,767	1,397	26
Asset Management	255	351	395	356	527	(27)	(52)	1,357	1,966	(31)
Corporate/Private Equity (g)	1,545	(1,780)	(319)	1,111	270	NM	472	557	1,885	(70)

Net income	$702	$527	$2,003	$2,373	$2,971	33	(76)	$5,605	$15,365	(64)

(a)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(c)	On September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(f)	Increases in the third quarter and second quarter of 2008 predominantly relate to the acquisition of Washington Mutual Bank’s banking operations and Bear Stearns & Co., respectively.

(g)	See Corporate/Private Equity Financial Highlights for additional details.

(h)	Common equivalent shares have been excluded from the computation of diluted earnings per share for the fourth and third quarters of 2008, as the effect would be antidilutive.

(i)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
REVENUE
Investment banking fees	$1,382	$1,316	$1,612	$1,216	$1,662	5%	(17)%	$5,526	$6,635	(17)%
Principal transactions	(7,885)	(2,763)	752	(803)	165	(185)	NM	(10,699)	9,015	NM
Lending & deposit-related fees	1,776	1,168	1,105	1,039	1,066	52	67	5,088	3,938	29
Asset management, administration and commissions	3,234	3,485	3,628	3,596	3,896	(7)	(17)	13,943	14,356	(3)
Securities gains (losses)	456	424	647	33	148	8	208	1,560	164	NM
Mortgage fees and related income	1,789	457	696	525	898	291	99	3,467	2,118	64
Credit card income	2,049	1,771	1,803	1,796	1,857	16	10	7,419	6,911	7
Other income	593	(115)	(138)	1,829	469	NM	26	2,169	1,829	19

Noninterest revenue	3,394	5,743	10,105	9,231	10,161	(41)	(67)	28,473	44,966	(37)

Interest income	21,631	17,326	16,529	17,532	18,619	25	16	73,018	71,387	2
Interest expense	7,799	8,332	8,235	9,873	11,396	(6)	(32)	34,239	44,981	(24)

Net interest income	13,832	8,994	8,294	7,659	7,223	54	91	38,779	26,406	47

TOTAL NET REVENUE	17,226	14,737	18,399	16,890	17,384	17	(1)	67,252	71,372	(6)

Provision for credit losses (a)	7,313	5,787	3,455	4,424	2,542	26	188	20,979	6,864	206

NONINTEREST EXPENSE
Compensation expense	5,024	5,858	6,913	4,951	5,469	(14)	(8)	22,746	22,689	—
Occupancy expense	955	766	669	648	659	25	45	3,038	2,608	16
Technology, communications and equipment expense	1,207	1,112	1,028	968	986	9	22	4,315	3,779	14
Professional & outside services	1,819	1,451	1,450	1,333	1,421	25	28	6,053	5,140	18
Marketing	501	453	413	546	570	11	(12)	1,913	2,070	(8)
Other expense	1,242	1,096	1,233	169	1,254	13	(1)	3,740	3,814	(2)
Amortization of intangibles	326	305	316	316	339	7	(4)	1,263	1,394	(9)
Merger costs	181	96	155	—	22	89	NM	432	209	107

TOTAL NONINTEREST EXPENSE	11,255	11,137	12,177	8,931	10,720	1	5	43,500	41,703	4

Income (loss) before income tax expense and extraordinary gain	(1,342)	(2,187)	2,767	3,535	4,122	39	NM	2,773	22,805	(88)
Income tax expense (benefit) (b)	(719)	(2,133)	764	1,162	1,151	66	NM	(926)	7,440	NM

Income (loss) before extraordinary gain	(623)	(54)	2,003	2,373	2,971	NM	NM	3,699	15,365	(76)
Extraordinary gain (c)	1,325	581	—	—	—	128	NM	1,906	—	NM

NET INCOME	$702	$527	$2,003	$2,373	$2,971	33	(76)	$5,605	$15,365	(64)

DILUTED EARNINGS PER SHARE
Income (loss) before extraordinary gain	$(0.28)	$(0.06)	$0.54	$0.68	$0.86	(367)	NM	$0.84	$4.38	(81)
Extraordinary gain	0.35	0.17	—	—	—	106	NM	0.53	—	NM

Net Income	$0.07	$0.11	$0.54	$0.68	$0.86	(36)	(92)	$1.37	$4.38	(69)

FINANCIAL RATIOS
Income (loss) before extraordinary gain:
ROE	(3)%	(1)%	6%	8%	10%			2%	13%
ROE-GW	(5)	(1)	10	12	15			4	21
ROA	(0.11)	(0.01)	0.48	0.61	0.77			0.21	1.06
Net income:
ROE	1	1	6	8	10			4	13
ROE-GW	1	2	10	12	15			6	21
ROA	0.13	0.12	0.48	0.61	0.77			0.31	1.06
Effective income tax rate (b)	54	98	28	33	28			(33)	33
Overhead ratio	65	76	66	53	62			65	58

EXCLUDING IMPACT OF MERGER COSTS (d)
Income (loss) before extraordinary gain	$(623)	$(54)	$2,003	$2,373	$2,971	NM	NM	$3,699	$15,365	(76)
Merger costs (after-tax)	112	60	96	—	14	87	NM	268	130	106

Income before extraordinary gain excluding merger costs	$(511)	$6	$2,099	$2,373	$2,985	NM	NM	$3,967	$15,495	(74)

Diluted Per Share:
Income (loss) before extraordinary gain	$(0.28)	$(0.06)	$0.54	$0.68	$0.86	(367)	NM	$0.84	$4.38	(81)
Merger costs (after-tax)	0.03	0.02	0.03	—	—	50	NM	0.08	0.04	100

Income (loss) before extraordinary gain excluding merger costs	$(0.25)	$(0.04)	$0.57	$0.68	$0.86	NM	NM	$0.92	$4.42	(79)

(a)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	The income tax benefit in the third quarter and full year 2008 includes the result of an increased proportion of income that was not subject to U.S. federal income taxes, increased tax credits, and the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(c)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the FDIC for $1.9 billion. The fair value of the net assets acquired from the FDIC exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain. The allocation of the purchase price to the net assets acquired (based on their respective fair values at September 25, 2008) and the resulting negative goodwill may be modified through September 25, 2009, as more information is obtained about the fair value of assets acquired and liabilities assumed.

(d)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Dec 31, 2008
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2008	2008	2008	2008	2007	2008	2007
ASSETS
Cash and due from banks	$26,895	$54,350	$32,255	$46,888	$40,144	(51)%	(33)%
Deposits with banks	138,139	34,372	17,150	12,414	11,466	302	NM
Federal funds sold and securities purchased under resale agreements	203,115	233,668	176,287	203,176	170,897	(13)	19
Securities borrowed	124,000	152,050	142,854	81,014	84,184	(18)	47
Trading assets:
Debt and equity instruments	347,357	401,609	409,608	386,170	414,273	(14)	(16)
Derivative receivables	162,626	118,648	122,389	99,110	77,136	37	111
Securities	205,943	150,779	119,173	101,647	85,450	37	141
Loans (net of allowance for loan losses)	721,734	742,329	524,783	525,310	510,140	(3)	41
Accrued interest and accounts receivable (a)	60,987	104,232	64,294	50,989	24,823	(41)	146
Premises and equipment	10,045	9,962	11,843	9,457	9,319	1	8
Goodwill	48,027	46,121	45,993	45,695	45,270	4	6
Other intangible assets:
Mortgage servicing rights	9,403	17,048	11,617	8,419	8,632	(45)	9
Purchased credit card relationships	1,649	1,827	1,984	2,140	2,303	(10)	(28)
All other intangibles	3,932	3,653	3,675	3,815	3,796	8	4
Other assets (b)	111,200	180,821	91,765	66,618	74,314	(39)	50

TOTAL ASSETS	$2,175,052	$2,251,469	$1,775,670	$1,642,862	$1,562,147	(3)	39

LIABILITIES
Deposits	$1,009,277	$969,783	$722,905	$761,626	$740,728	4	36
Federal funds purchased and securities sold under repurchase agreements	192,546	224,075	194,724	192,633	154,398	(14)	25
Commercial paper	37,845	54,480	50,151	50,602	49,596	(31)	(24)
Other borrowed funds (b)	132,400	167,827	22,594	28,430	28,835	(21)	359
Trading liabilities:
Debt and equity instruments	45,274	76,213	87,841	78,982	89,162	(41)	(49)
Derivative payables	121,604	85,816	95,749	78,983	68,705	42	77
Accounts payable, accrued expenses and other liabilities (including the allowance for lending-related commitments) (c)	187,978	260,563	171,004	106,088	94,476	(28)	99
Beneficial interests issued by consolidated VIEs	10,561	11,437	20,071	14,524	14,016	(8)	(25)
Long-term debt	252,094	238,034	260,192	189,995	183,862	6	37
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	18,589	17,398	17,263	15,372	15,148	7	23

TOTAL LIABILITIES	2,008,168	2,105,626	1,642,494	1,517,235	1,438,926	(5)	40

STOCKHOLDERS’ EQUITY
Preferred stock	31,939	8,152	6,000	—	—	292	NM
Common stock	3,942	3,942	3,658	3,658	3,658	—	8
Capital surplus	92,143	90,535	78,870	78,072	78,597	2	17
Retained earnings	54,013	55,217	56,313	55,762	54,715	(2)	(1)
Accumulated other comprehensive income (loss)	(5,687)	(2,227)	(1,566)	(512)	(917)	(155)	NM
Shares held in RSU trust	(217)	(267)	(269)	—	—	19	NM
Treasury stock, at cost	(9,249)	(9,509)	(9,830)	(11,353)	(12,832)	3	28

TOTAL STOCKHOLDERS’ EQUITY	166,884	145,843	133,176	125,627	123,221	14	35

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,175,052	$2,251,469	$1,775,670	$1,642,862	$1,562,147	(3)	39

(a)	Includes margin loans; receivables from brokers, dealers and clearing organizations; and securities fails.

(b)	On September 19, 2008, the Federal Reserve established a special lending facility, the AML Facility, to provide liquidity to eligible money market mutual funds. The Firm participated in the AML Facility and had ABCP investments totaling $11.2 billion and $61.3 billion at December 31, 2008 and September 30, 2008, respectively. These ABCP investments were recorded in other assets with the corresponding nonrecourse liability to the Federal Reserve Bank of Boston for the same amounts recorded in other borrowed funds.

(c)	Includes brokerage customer payables; payables to brokers, dealers and clearing organizations; and securities fails.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
AVERAGE BALANCES
ASSETS
Deposits with banks	$106,156	$41,303	$38,813	$31,975	$41,363	157%	157%	$54,666	$29,010	88%
Federal funds sold and securities purchased under resale agreements	205,182	164,980	155,664	153,864	140,622	24	46	170,006	135,677	25
Securities borrowed	123,523	134,651	100,322	83,490	86,649	(8)	43	110,598	86,072	28
Trading assets — debt instruments	269,576	298,760	302,053	322,986	308,175	(10)	(13)	298,266	292,846	2
Securities	174,652	119,443	109,834	89,757	93,236	46	87	123,551	95,290	30
Loans	752,524	536,890	537,964	526,598	508,172	40	48	588,801	479,679	23
Other assets (a)	56,322	37,237	15,629	—	—	51	NM	27,404	—	NM

Total interest-earning assets	1,687,935	1,333,264	1,260,279	1,208,670	1,178,217	27	43	1,373,292	1,118,574	23
Trading assets — equity instruments	72,782	92,300	99,525	78,810	93,453	(21)	(22)	85,836	88,569	(3)
Goodwill	46,838	45,947	45,781	45,699	45,321	2	3	46,068	45,226	2
Other intangible assets:
Mortgage servicing rights	14,837	11,811	9,947	8,273	8,795	26	69	11,229	8,565	31
All other intangible assets	5,586	5,512	5,823	6,202	6,220	1	(10)	5,779	6,684	(14)
All other noninterest-earning assets	339,887	267,525	247,344	222,143	198,031	27	72	269,413	187,426	44

TOTAL ASSETS	$2,167,865	$1,756,359	$1,668,699	$1,569,797	$1,530,037	23	42	$1,791,617	$1,455,044	23

LIABILITIES
Interest-bearing deposits	$777,604	$589,348	$612,305	$600,132	$587,297	32	32	$645,058	$535,359	20
Federal funds purchased and securities sold under repurchase agreements	203,568	200,032	203,348	179,897	171,450	2	19	196,739	196,500	—
Commercial paper	40,486	47,579	47,323	47,584	48,821	(15)	(17)	45,734	30,799	48
Other borrowings and liabilities (b)	264,236	161,821	111,477	107,552	99,259	63	166	161,555	100,181	61
Beneficial interests issued by consolidated VIEs	9,440	11,431	17,990	14,082	14,183	(17)	(33)	13,220	14,563	(9)
Long-term debt	248,125	261,385	229,336	200,354	191,797	(5)	29	234,909	170,206	38

Total interest-bearing liabilities	1,543,459	1,271,596	1,221,779	1,149,601	1,112,807	21	39	1,297,215	1,047,608	24
Noninterest-bearing liabilities	460,894	351,023	315,965	295,616	295,670	31	56	356,148	288,713	23

TOTAL LIABILITIES	2,004,353	1,622,619	1,537,744	1,445,217	1,408,477	24	42	1,653,363	1,336,321	24

Preferred stock	24,755	7,100	4,549	—	—	249	NM	9,138	—	NM
Common stockholders’ equity	138,757	126,640	126,406	124,580	121,560	10	14	129,116	118,723	9

TOTAL STOCKHOLDERS’ EQUITY	163,512	133,740	130,955	124,580	121,560	22	35	138,254	118,723	16

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,167,865	$1,756,359	$1,668,699	$1,569,797	$1,530,037	23	42	$1,791,617	$1,455,044	23

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	3.34%	3.04%	3.87%	4.22%	4.95%			3.51%	4.89%
Federal funds sold and securities purchased under resale agreements	2.88	3.76	3.84	3.80	4.41			3.52	4.79
Securities borrowed	0.92	2.07	2.29	3.56	4.77			2.08	5.27
Trading assets — debt instruments	6.18	6.06	5.59	5.75	5.84			5.89	5.89
Securities	5.14	5.09	5.27	5.47	5.58			5.22	5.65
Loans	6.44	6.31	6.36	7.10	7.60			6.54	7.65
Other assets (a)	3.06	3.29	3.97	—	—			3.27	—
Total interest-earning assets	5.12	5.22	5.34	5.88	6.30			5.36	6.42

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	1.53	2.26	2.36	3.09	3.84			2.26	4.04
Federal funds purchased and securities sold under repurchase agreements	0.95	2.63	2.73	3.31	4.35			2.37	4.98
Commercial paper	1.17	2.05	2.17	3.41	4.40			2.24	4.65
Other borrowings and liabilities (b)	2.56	2.84	3.77	5.03	5.02			3.24	4.91
Beneficial interests issued by consolidated VIEs	3.79	2.87	2.24	3.78	4.36			3.06	3.98
Long-term debt	3.87	3.31	3.27	3.82	3.90			3.56	3.88
Total interest-bearing liabilities	2.01	2.61	2.71	3.45	4.06			2.64	4.29

INTEREST RATE SPREAD	3.11%	2.61%	2.63%	2.43%	2.24%			2.72%	2.13%

NET YIELD ON INTEREST-EARNING ASSETS	3.28%	2.73%	2.71%	2.59%	2.46%			2.87%	2.39%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.55%	3.06%	3.06%	2.95%	2.80%			3.19%	2.73%

(a)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility.

(b)	Includes securities sold but not yet purchased, brokerage customer payables and advances from federal home loan bank.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 38.

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
CREDIT CARD INCOME
Credit card income — reported	$2,049	$1,771	$1,803	$1,796	$1,857	16%	10%	$7,419	$6,911	7%
Impact of:
Credit card securitizations	(710)	(843)	(843)	(937)	(885)	16	20	(3,333)	(3,255)	(2)

Credit card income — managed	$1,339	$928	$960	$859	$972	44	38	$4,086	$3,656	12

OTHER INCOME
Other income — reported	$593	$(115)	$(138)	$1,829	$469	NM	26	$2,169	$1,829	19
Impact of:
Tax-equivalent adjustments	556	323	247	203	182	72	205	1,329	683	95

Other income — managed	$1,149	$208	$109	$2,032	$651	452	76	$3,498	$2,512	39

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$3,394	$5,743	$10,105	$9,231	$10,161	(41)	(67)	$28,473	$44,966	(37)
Impact of:
Credit card securitizations	(710)	(843)	(843)	(937)	(885)	16	20	(3,333)	(3,255)	(2)
Tax-equivalent adjustments	556	323	247	203	182	72	205	1,329	683	95

Total noninterest revenue — managed	$3,240	$5,223	$9,509	$8,497	$9,458	(38)	(66)	$26,469	$42,394	(38)

NET INTEREST INCOME
Net interest income — reported	$13,832	$8,994	$8,294	$7,659	$7,223	54	91	$38,779	$26,406	47
Impact of:
Credit card securitizations	1,938	1,716	1,673	1,618	1,504	13	29	6,945	5,635	23
Tax-equivalent adjustments	98	155	202	124	90	(37)	9	579	377	54

Net interest income — managed	$15,868	$10,865	$10,169	$9,401	$8,817	46	80	$46,303	$32,418	43

TOTAL NET REVENUE
Total net revenue — reported	$17,226	$14,737	$18,399	$16,890	$17,384	17	(1)	$67,252	$71,372	(6)
Impact of:
Credit card securitizations	1,228	873	830	681	619	41	98	3,612	2,380	52
Tax-equivalent adjustments	654	478	449	327	272	37	140	1,908	1,060	80

Total net revenue — managed	$19,108	$16,088	$19,678	$17,898	$18,275	19	5	$72,772	$74,812	(3)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$7,313	$5,787	$3,455	$4,424	$2,542	26	188	$20,979	$6,864	206
Impact of:
Credit card securitizations	1,228	873	830	681	619	41	98	3,612	2,380	52

Provision for credit losses — managed	$8,541	$6,660	$4,285	$5,105	$3,161	28	170	$24,591	$9,244	166

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$(719)	$(2,133)	$764	$1,162	$1,151	66	NM	$(926)	$7,440	NM
Impact of:
Tax-equivalent adjustments	654	478	449	327	272	37	140	1,908	1,060	80

Income tax expense (benefit) — managed	$(65)	$(1,655)	$1,213	$1,489	$1,423	96	NM	$982	$8,500	(88)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
TOTAL NET REVENUE (FTE)
Investment Bank	$(302)	$4,035	$5,470	$3,011	$3,172	NM %	NM %	$12,214	$18,170	(33)%
Retail Financial Services	8,684	4,963	5,110	4,763	4,796	75	81	23,520	17,305	36
Card Services	4,908	3,887	3,775	3,904	3,971	26	24	16,474	15,235	8
Commercial Banking	1,479	1,125	1,106	1,067	1,084	31	36	4,777	4,103	16
Treasury & Securities Services	2,249	1,953	2,019	1,913	1,930	15	17	8,134	6,945	17
Asset Management	1,658	1,961	2,064	1,901	2,389	(15)	(31)	7,584	8,635	(12)
Corporate/Private Equity	432	(1,836)	134	1,339	933	NM	(54)	69	4,419	(98)

TOTAL NET REVENUE	$19,108	$16,088	$19,678	$17,898	$18,275	19	5	$72,772	$74,812	(3)

NET INCOME (LOSS)
Investment Bank	$(2,364)	$882	$394	$(87)	$124	NM	NM	$(1,175)	$3,139	NM
Retail Financial Services	624	64	503	(311)	731	NM	(15)	880	2,925	(70)
Card Services	(371)	292	250	609	609	NM	NM	780	2,919	(73)
Commercial Banking	480	312	355	292	288	54	67	1,439	1,134	27
Treasury & Securities Services	533	406	425	403	422	31	26	1,767	1,397	26
Asset Management	255	351	395	356	527	(27)	(52)	1,357	1,966	(31)
Corporate/Private Equity (a)	1,545	(1,780)	(319)	1,111	270	NM	472	557	1,885	(70)

TOTAL NET INCOME	$702	$527	$2,003	$2,373	$2,971	33	(76)	$5,605	$15,365	(64)

AVERAGE EQUITY (b)
Investment Bank	$33,000	$26,000	$23,319	$22,000	$21,000	27	57	$26,098	$21,000	24
Retail Financial Services	25,000	17,000	17,000	17,000	16,000	47	56	19,011	16,000	19
Card Services	15,000	14,100	14,100	14,100	14,100	6	6	14,326	14,100	2
Commercial Banking	8,000	7,000	7,000	7,000	6,700	14	19	7,251	6,502	12
Treasury & Securities Services	4,500	3,500	3,500	3,500	3,000	29	50	3,751	3,000	25
Asset Management	7,000	5,500	5,066	5,000	4,000	27	75	5,645	3,876	46
Corporate/Private Equity	46,257	53,540	56,421	55,980	56,760	(14)	(19)	53,034	54,245	(2)

TOTAL AVERAGE EQUITY	$138,757	$126,640	$126,406	$124,580	$121,560	10	14	$129,116	$118,723	9

RETURN ON EQUITY (b)
Investment Bank	(28)%	13%	7%	(2)%	2%			(5)%	15%
Retail Financial Services	10	1	12	(7)	18			5	18
Card Services	(10)	8	7	17	17			5	21
Commercial Banking	24	18	20	17	17			20	17
Treasury & Securities Services	47	46	49	46	56			47	47
Asset Management	14	25	31	29	52			24	51

(a)	See Corporate/Private Equity Financial Highlights for additional details.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Investment banking fees	$1,373	$1,593	$1,735	$1,206	$1,657	(14)%	(17)%	$5,907	$6,616	(11)%
Principal transactions	(6,160)	(922)	838	(798)	(623)	NM	NM	(7,042)	4,409	NM
Lending & deposit-related fees	138	118	105	102	142	17	(3)	463	446	4
Asset management, administration and commissions	764	847	709	744	705	(10)	8	3,064	2,701	13
All other income	109	(279)	(226)	(66)	(166)	NM	NM	(462)	(78)	(492)

Noninterest revenue	(3,776)	1,357	3,161	1,188	1,715	NM	NM	1,930	14,094	(86)
Net interest income	3,474	2,678	2,309	1,823	1,457	30	138	10,284	4,076	152

TOTAL NET REVENUE (a)	(302)	4,035	5,470	3,011	3,172	NM	NM	12,214	18,170	(33)

Provision for credit losses	765	234	398	618	200	227	283	2,015	654	208
Credit reimbursement from TSS (b)	30	31	30	30	30	(3)	—	121	121	—

NONINTEREST EXPENSE
Compensation expense	1,166	2,162	3,132	1,241	1,561	(46)	(25)	7,701	7,965	(3)
Noncompensation expense	1,575	1,654	1,602	1,312	1,450	(5)	9	6,143	5,109	20

TOTAL NONINTEREST EXPENSE	2,741	3,816	4,734	2,553	3,011	(28)	(9)	13,844	13,074	6

Income (loss) before income tax expense	(3,778)	16	368	(130)	(9)	NM	NM	(3,524)	4,563	NM
Income tax expense (benefit) (c)	(1,414)	(866)	(26)	(43)	(133)	(63)	NM	(2,349)	1,424	NM

NET INCOME (LOSS)	$(2,364)	$882	$394	$(87)	$124	NM	NM	$(1,175)	$3,139	NM

FINANCIAL RATIOS
ROE	(28)%	13%	7%	(2)%	2%			(5)%	15%
ROA	(1.08)	0.39	0.19	(0.05)	0.07			(0.14)	0.45
Overhead ratio	NM	95	87	85	95			113	72
Compensation expense as a % of total net revenue	NM	54	57	41	49			63	44

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$579	$576	$370	$483	$646	1	(10)	$2,008	$2,273	(12)
Equity underwriting	330	518	542	359	544	(36)	(39)	1,749	1,713	2
Debt underwriting	464	499	823	364	467	(7)	(1)	2,150	2,630	(18)

Total investment banking fees	1,373	1,593	1,735	1,206	1,657	(14)	(17)	5,907	6,616	(11)
Fixed income markets	(1,671)	815	2,347	466	615	NM	NM	1,957	6,339	(69)
Equity markets	(94)	1,650	1,079	976	578	NM	NM	3,611	3,903	(7)
Credit portfolio	90	(23)	309	363	322	NM	(72)	739	1,312	(44)

Total net revenue	$(302)	$4,035	$5,470	$3,011	$3,172	NM	NM	$12,214	$18,170	(33)

REVENUE BY REGION
Americas	$(2,223)	$1,052	$3,165	$536	$1,128	NM	NM	$2,530	$8,165	(69)
Europe/Middle East/Africa	2,019	2,509	1,512	1,641	1,334	(20)	51	7,681	7,301	5
Asia/Pacific	(98)	474	793	834	710	NM	NM	2,003	2,704	(26)

Total net revenue	$(302)	$4,035	$5,470	$3,011	$3,172	NM	NM	$12,214	$18,170	(33)

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from income tax credits related to affordable housing investments and municipal bond investments, of $583 million, $427 million, $404 million, $289 million, and $230 million, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $1.7 billion and $927 million for full year 2008 and 2007, respectively.

(b)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(c)	The income tax benefit in the third quarter and full year 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q08 Change					2008 Change
	4Q08	3Q08	2Q08	1Q08		4Q07	3Q08	4Q07	2008		2007	2007
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$33,000	$33,000	$26,000	$22,000		$21,000	—%	57%	$33,000		$21,000	57%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$869,159	$890,040	$814,860	$755,828		$735,685	(2)	18	$832,729		$700,565	19
Trading assets — debt and equity instruments	306,168	360,821	367,184	369,456		371,842	(15)	(18)	350,812		359,775	(2)
Trading assets — derivative receivables	153,875	105,462	99,395	90,234		74,659	46	106	112,337		63,198	78
Loans:
Loans retained (a)	73,110	69,022	76,239	74,106		68,928	6	6	73,108		62,247	17
Loans held-for-sale & loans at fair value	16,378	17,612	20,440	19,612		24,977	(7)	(34)	18,502		17,723	4

Total loans	89,488	86,634	96,679	93,718		93,905	3	(5)	91,610		79,970	15
Adjusted assets (b)	685,242	694,459	676,777	662,419		644,573	(1)	6	679,780		611,749	11
Equity	33,000	26,000	23,319	22,000		21,000	27	57	26,098		21,000	24

Headcount	27,938	30,993	37,057	25,780		25,543	(10)	9	27,938		25,543	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$87	$13	$(8)	$13		$(9)	NM	NM	$105		$36	192
Nonperforming assets:
Nonperforming loans (c)	1,175	436	313	321		353	169	233	1,175		353	233
Other nonperforming assets	1,326	147	177	118		100	NM	NM	1,326		100	NM
Allowance for credit losses:
Allowance for loan losses	3,444	2,654	2,429	1,891		1,329	30	159	3,444		1,329	159
Allowance for lending-related commitments	360	463	469	607		560	(22)	(36)	360		560	(36)

Total allowance for credit losses	3,804	3,117	2,898	2,498		1,889	22	101	3,804		1,889	101

Net charge-off (recovery) rate (a) (d)	0.47%	0.07%	(0.04)%	0.07%		(0.05)%			0.14%		0.06%
Allowance for loan losses to average loans (a) (d)	4.71	3.85	3.19 (e)	2.55	(e)	1.93			4.71	(e)	2.14
Allowance for loan losses to nonperforming loans (c)	301	657	843	683		439			301		439
Nonperforming loans to average loans	1.31	0.50	0.32	0.34		0.38			1.28		0.44

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $32 million, $32 million, $25 million, $44 million, and $50 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.46%, 2.61%, and 4.84% for the quarters ended June 30, 2008, and March 31, 2008, and full year 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion, $1.7 billion, and $1.9 billion for the quarters ended June 30, 2008, and March 31, 2008, and full year 2008, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VaR — 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$276	$183	$155	$120	$103	51%	168%	$181	$80	126%
Foreign exchange	55	20	26	35	31	175	77	34	23	48
Equities	87	80	30	31	63	9	38	57	48	19
Commodities and other	30	41	31	28	29	(27)	3	32	33	(3)
Diversification (b)	(146)	(104)	(92)	(92)	(102)	(40)	(43)	(108)	(77)	(40)

Total trading VaR (c)	302	220	150	122	124	37	144	196	107	83

Credit portfolio VaR (d)	165	47	35	30	26	251	NM	69	17	306
Diversification (b)	(140)	(49)	(36)	(30)	(27)	(186)	(419)	(63)	(18)	(250)

Total trading and credit portfolio VaR	$327	$218	$149	$122	$123	50	166	$202	106	91

	Full Year 2008		Full Year 2007
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	10%	#1	8%	# 2
Global syndicated loans	12%	#1	13%	# 1
Global long-term debt (f)	9%	#2	7%	# 3
Global equity and equity-related (g)	12%	#1	9%	# 2
Global announced M&A (h)	27%	#2	27%	# 4
U.S. debt, equity and equity-related	16%	#1	10%	# 2
U.S. syndicated loans	26%	#1	24%	# 1
U.S. long-term debt (f)	15%	#1	10%	# 2
U.S. equity and equity-related (g)	16%	#1	11%	# 5
U.S. announced M&A (h)	33%	#3	28%	# 3

(a)	Results for second quarter 2008 include one month of the combined Firm’s results and two months of heritage JPMorgan Chase & Co. results. All prior periods reflect heritage JPMorgan Chase & Co. results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Includes VaR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. December 31, 2008 YTD results are pro forma for the acquisition of Bear Stearns. Full year 2007 results represent heritage-JPMorgan Chase & Co. only.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2007 include transactions withdrawn since December 31, 2007. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$1,050	$538	$497	$461	$496	95%	112%	$2,546	$1,881	35%
Asset management, administration and commissions	412	346	375	377	332	19	24	1,510	1,275	18
Securities gains (losses)	—	—	—	—	1	—	NM	—	1	NM
Mortgage fees and related income	1,962	438	696	525	888	348	121	3,621	2,094	73
Credit card income	367	204	194	174	174	80	111	939	646	45
All other income	183	206	198	152	218	(11)	(16)	739	882	(16)

Noninterest revenue	3,974	1,732	1,960	1,689	2,109	129	88	9,355	6,779	38
Net interest income	4,710	3,231	3,150	3,074	2,687	46	75	14,165	10,526	35

TOTAL NET REVENUE	8,684	4,963	5,110	4,763	4,796	75	81	23,520	17,305	36

Provision for credit losses	3,576	2,056	1,585	2,688	1,063	74	236	9,905	2,610	280

NONINTEREST EXPENSE
Compensation expense	1,604	1,120	1,184	1,160	1,113	43	44	5,068	4,369	16
Noncompensation expense	2,345	1,559	1,396	1,312	1,314	50	78	6,612	5,071	30
Amortization of intangibles	97	100	100	100	114	(3)	(15)	397	465	(15)

TOTAL NONINTEREST EXPENSE	4,046	2,779	2,680	2,572	2,541	46	59	12,077	9,905	22

Income (loss) before income tax expense	1,062	128	845	(497)	1,192	NM	(11)	1,538	4,790	(68)
Income tax expense (benefit)	438	64	342	(186)	461	NM	(5)	658	1,865	(65)

NET INCOME (LOSS)	$624	$64	$503	$(311)	$731	NM	(15)	$880	$2,925	(70)

FINANCIAL RATIOS
ROE	10%	1%	12%	(7)%	18%			5%	18%
Overhead ratio	47	56	52	54	53			51	57
Overhead ratio excluding core deposit intangibles (a)	45	54	51	52	51			50	55

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$419,831	$426,435	$265,845	$262,118	$256,351	(2)	64	$419,831	$256,351	64
Loans:
Loans retained	368,786	371,153	223,047	218,489	211,324	(1)	75	368,786	211,324	75
Loans held-for-sale & loans at fair value (b)	9,996	10,223	16,282	18,000	16,541	(2)	(40)	9,996	16,541	(40)

Total loans	378,782	381,376	239,329	236,489	227,865	(1)	66	378,782	227,865	66
Deposits	360,451	353,660	223,121	230,854	221,129	2	63	360,451	221,129	63
Equity	25,000	25,000	17,000	17,000	16,000	—	56	25,000	16,000	56

SELECTED BALANCE SHEET DATA (Average)
Assets	$423,699	$265,367	$267,808	$260,013	$249,594	60	70	$304,442	$241,112	26
Loans:
Loans retained	369,172	222,640	221,132	214,586	204,062	66	81	257,083	191,645	34
Loans held-for-sale & loans at fair value (b)	13,848	16,037	20,492	17,841	17,538	(14)	(21)	17,056	22,587	(24)

Total loans	383,020	238,677	241,624	232,427	221,600	60	73	274,139	214,232	28
Deposits	358,523	222,180	226,487	225,555	219,226	61	64	258,362	218,062	18
Equity	25,000	17,000	17,000	17,000	16,000	47	56	19,011	16,000	19

Headcount	102,007	101,826	69,550	70,095	69,465	—	47	102,007	69,465	47

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This ratio excludes Retail Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $97 million, $99 million, $99 million, $99 million, and $113 million, for the quarters ending December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $394 million and $460 million for full year 2008 and 2007, respectively.

(b)	Loans included prime mortgage loans originated with the intent to sell, which were accounted for at fair value. These loans, classified as trading assets on the Consolidated Balance Sheets, totaled $8.0 billion, $8.6 billion, $14.1 billion, $13.5 billion, and $12.6 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. Average loans included prime mortgage loans, classified as trading assets on the Consolidated Balance Sheets, of $12.0 billion, $14.5 billion, $16.9 billion, $13.4 billion, and $13.5 billion for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $14.2 billion and $11.9 billion for the year-to-date 2008 and 2007, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,701	$1,326	$1,025	$825	$535	28%	218%	$4,877	$1,350	261%
Nonperforming loans (a) (b) (c) (d)	6,784	5,724	4,574	3,742	2,828	19	140	6,784	2,828	140
Nonperforming assets (a) (b) (c) (d)	9,077	8,085	5,333	4,359	3,378	12	169	9,077	3,378	169
Allowance for loan losses	8,918	7,517	5,062	4,496	2,668	19	234	8,918	2,668	234

Net charge-off rate (e)	1.83%	2.37%	1.86%	1.55%	1.04%			1.90%	0.70%
Net charge-off rate excluding purchased credit impaired loans (f)	2.41	2.37	1.86	1.55	1.04			2.08	0.70
Allowance for loan losses to ending loans (e)	2.42	2.03	2.27	2.06	1.26			2.42	1.26
Allowance for loan losses to ending loans excluding purchased credit impaired loans (e) (f)	3.19	2.56	2.27	2.06	1.26			3.19	1.26
Allowance for loan losses to nonperforming loans (e)	136	136	115	124	97			136	97
Nonperforming loans to total loans	1.79	1.50	1.91	1.58	1.24			1.79	1.24

(a)	Excludes credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(b)	Nonperforming loans and assets included loans held-for-sale and loans accounted for at fair value of $236 million, $207 million, $180 million, $129 million, and $69 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $3.3 billion, $1.8 billion, $1.9 billion, $1.8 billion, and $1.5 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $437 million, $405 million, $371 million, $252 million, and $279 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(d)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(f)	Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no charge-offs and no allowance for loan losses has been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
RETAIL BANKING
Noninterest revenue	$1,834	$1,089	$1,062	$966	$998	68%	84%	$4,951	$3,763	32%
Net interest income	2,687	1,756	1,671	1,545	1,547	53	74	7,659	6,193	24

Total net revenue	4,521	2,845	2,733	2,511	2,545	59	78	12,610	9,956	27
Provision for credit losses	268	70	62	49	50	283	436	449	79	468
Noninterest expense	2,533	1,580	1,557	1,562	1,568	60	62	7,232	6,166	17

Income before income tax expense	1,720	1,195	1,114	900	927	44	86	4,929	3,711	33

Net income	$1,040	$723	$674	$545	$561	44	85	$2,982	$2,245	33

Overhead ratio	56%	56%	57%	62%	62%			57%	62%
Overhead ratio excluding core deposit intangibles (a)	54	52	53	58	57			54	57

BUSINESS METRICS (in billions)
Business banking origination volume	$0.8	$1.2	$1.7	$1.8	$1.7	(33)	(53)	$5.5	$6.9	(20)
End of period loans owned:	18.4	18.6	16.5	15.9	15.6	(1)	18	18.4	15.6	18
End of period deposits:
Checking	$109.2	$106.7	$69.1	$69.0	$66.9	2	63	$109.2	$66.9	63
Savings	144.0	146.4	105.8	105.4	96.0	(2)	50	144.0	96.0	50
Time and other	89.1	85.8	37.0	44.6	48.6	4	83	89.1	48.6	83

Total end of period deposits	342.3	338.9	211.9	219.0	211.5	1	62	342.3	211.5	62
Average loans owned:	$18.2	$16.6	$16.2	$15.8	$15.3	10	19	$16.7	$14.9	12
Average deposits:
Checking	$105.8	$68.0	$68.4	$66.1	$64.4	56	64	$77.1	$65.8	17
Savings	145.3	105.4	105.9	100.3	96.3	38	51	114.3	97.1	18
Time and other	88.7	36.7	39.6	47.7	47.7	142	86	53.2	43.8	21

Total average deposits	339.8	210.1	213.9	214.1	208.4	62	63	244.6	206.7	18
Deposit margin	2.94%	3.06%	2.88%	2.64%	2.67%			2.89%	2.72%
Average assets	$28.7	$25.6	$25.7	$25.4	$25.4	12	13	$26.3	$25.0	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$168	$68	$61	$49	$50	147	236	$346	$163	112
Net charge-off rate	3.67%	1.63%	1.51%	1.25%	1.30%			2.07%	1.09%
Nonperforming assets	$424	$380	$337	$328	$294	12	44	$424	$294	44

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$3,956	$4,389	$5,211	$4,084	$4,114	(10)	(4)	$17,640	$18,360	(4)

Number of:
Branches	5,474	5,423	3,157	3,146	3,152	1	74	5,474	3,152	74
ATMs	14,568	14,389	9,310	9,237	9,186	1	59	14,568	9,186	59
Personal bankers	15,825	15,491	9,995	9,826	9,650	2	64	15,825	9,650	64
Sales specialists	5,661	5,899	4,116	4,133	4,105	(4)	38	5,661	4,105	38
Active online customers (in thousands)	11,710	11,682	7,180	6,454	5,918	—	98	11,710	5,918	98
Checking accounts (in thousands)	24,499	24,490	11,336	11,068	10,839	—	126	24,499	10,839	126

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This ratio excludes Retail Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $97 million, $99 million, $99 million, $99 million, and $113 million, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $394 million and $460 million for full year 2008 and 2007, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
CONSUMER LENDING
Noninterest revenue	$2,140	$643	$898	$723	$1,111	233%	93%	$4,404	$3,016	46%
Net interest income	2,023	1,475	1,479	1,529	1,140	37	77	6,506	4,333	50

Total net revenue	4,163	2,118	2,377	2,252	2,251	97	85	10,910	7,349	48
Provision for credit losses	3,308	1,986	1,523	2,639	1,013	67	227	9,456	2,531	274
Noninterest expense	1,513	1,199	1,123	1,010	973	26	55	4,845	3,739	30

Income (loss) before income tax expense	(658)	(1,067)	(269)	(1,397)	265	38	NM	(3,391)	1,079	NM

Net income (loss)	$(416)	$(659)	$(171)	$(856)	$170	37	NM	$(2,102)	$680	NM

Overhead ratio	36%	57%	47%	45%	43%			44%	51%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT IMPAIRED
End of period loans owned:
Home equity	$114.3	$116.8	$95.1	$95.0	$94.8	(2)	21	$114.3	$94.8	21
Prime mortgage	65.2	63.0	40.1	38.2	34.0	3	92	65.2	34.0	92
Subprime mortgage	15.3	18.1	14.8	15.8	15.5	(15)	(1)	15.3	15.5	(1)
Option ARMs	9.0	19.0	—	—	—	(53)	NM	9.0	—	NM
Education	15.9	15.3	13.0	12.4	11.0	4	45	15.9	11.0	45
Auto loans and leases	42.6	43.3	44.9	44.7	42.3	(2)	1	42.6	42.3	1
Other	1.3	1.0	0.9	1.0	2.1	30	(38)	1.3	2.1	(38)

Total end of period loans	263.6	276.5	208.8	207.1	199.7	(5)	32	263.6	199.7	32
Average loans owned:
Home equity	$114.6	$94.8	$95.1	$95.0	$94.0	21	22	$99.9	$90.4	11
Prime mortgage	65.0	39.7	39.3	36.0	30.9	64	110	45.0	32.9	37
Subprime mortgage	15.7	14.2	15.5	15.7	13.6	11	15	15.3	10.2	50
Option ARMs	9.0	—	—	—	—	NM	NM	2.3	—	NM
Education	15.6	14.1	12.7	12.0	10.6	11	47	13.6	10.5	30
Auto loans and leases	42.9	43.9	44.9	43.2	41.6	(2)	3	43.8	41.1	7
Other	1.5	0.9	1.0	1.3	2.1	67	(29)	1.1	2.3	(52)

Total average loans	264.3	207.6	208.5	203.2	192.8	27	37	221.0	187.4	18

PURCHASED CREDIT IMPAIRED LOANS(a)
End of period loans owned:
Home equity	$28.6	$26.5	$—	$—	$—	8	NM	$28.6	$—	NM
Prime mortgage	21.8	24.7	—	—	—	(12)	NM	21.8	—	NM
Subprime mortgage	6.8	3.9	—	—	—	74	NM	6.8	—	NM
Option ARMs	31.6	22.6	—	—	—	40	NM	31.6	—	NM

Total end of period loans	88.8	77.7	—	—	—	14	NM	88.8	—	NM
Average loans owned:
Home equity	$28.2	$—	$—	$—	$—	NM	NM	$7.1	$—	NM
Prime mortgage	21.9	—	—	—	—	NM	NM	5.4	—	NM
Subprime mortgage	6.8	—	—	—	—	NM	NM	1.7	—	NM
Option ARMs	31.6	—	—	—	—	NM	NM	8.0	—	NM

Total average loans	88.5	—	—	—	—	NM	NM	22.2	—	NM

TOTAL CONSUMER LENDING PORTFOLIO
End of period loans owned:
Home equity	$142.9	$143.3	$95.1	$95.0	$94.8	—	51	$142.9	$94.8	51
Prime mortgage	87.0	87.7	40.1	38.2	34.0	(1)	156	87.0	34.0	156
Subprime mortgage	22.1	22.0	14.8	15.8	15.5	—	43	22.1	15.5	43
Option ARMs	40.6	41.6	—	—	—	(2)	NM	40.6	—	NM
Education	15.9	15.3	13.0	12.4	11.0	4	45	15.9	11.0	45
Auto loans and leases	42.6	43.3	44.9	44.7	42.3	(2)	1	42.6	42.3	1
Other	1.3	1.0	0.9	1.0	2.1	30	(38)	1.3	2.1	(38)

Total end of period loans	352.4	354.2	208.8	207.1	199.7	(1)	76	352.4	199.7	76
Average loans owned:
Home equity	$142.8	$94.8	$95.1	$95.0	$94.0	51	52	$107.0	$90.4	18
Prime mortgage	86.9	39.7	39.3	36.0	30.9	119	181	50.4	32.9	53
Subprime mortgage	22.5	14.2	15.5	15.7	13.6	58	65	17.0	10.2	67
Option ARMs	40.6	—	—	—	—	NM	NM	10.3	—	NM
Education	15.6	14.1	12.7	12.0	10.6	11	47	13.6	10.5	30
Auto	42.9	43.9	44.9	43.2	41.6	(2)	3	43.8	41.1	7
Other	1.5	0.9	1.0	1.3	2.1	67	(29)	1.1	2.3	(52)

Total average loans owned (b)	352.8	207.6	208.5	203.2	192.8	70	83	243.2	187.4	30

(a)	Purchased credit impaired loans represent loans acquired in the Washington Mutual transaction that were considered credit impaired under SOP 03-3. Under SOP 03-3, these loans are initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimatable even if the underlying loans are contractually past due. During the fourth quarter of 2008, the credit analysis of the acquired Washington Mutual loan portfolio was completed. The fourth quarter purchased credit impaired and noncredit impaired balances reflect the results of this analysis.

(b)	Average loans included loans held-for-sale of $1.8 billion, $1.5 billion, $3.6 billion, $4.4 billion, and $4.0 billion, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $2.8 billion and $10.6 billion for full year 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rate.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
CONSUMER LENDING (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit impaired:
Home equity	$770	$663	$511	$447	$248	16%	210%	$2,391	$564	324%
Prime mortgage	195	177	104	50	17	10	NM	526	33	NM
Subprime mortgage	319	273	192	149	71	17	349	933	157	494
Option ARMs	—	—	—	—	—	—	—	—	—	NM
Auto loans and leases	207	124	119	118	133	67	56	568	354	60
Other	42	21	38	12	16	100	163	113	79	43

Total net charge-offs excluding purchased credit impaired	1,533	1,258	964	776	485	22	216	4,531	1,187	282
Net charge-off rate excluding purchased credit impaired (a):
Home equity	2.67%	2.78%	2.16%	1.89%	1.05%			2.39%	0.62%
Prime mortgage	1.20	1.79	1.08	0.56	0.22			1.18	0.13
Subprime mortgage	8.08	7.65	4.98	3.82	2.08			6.10	1.55
Option ARMs	—	—	—	—	—			—	—
Auto loans and leases	1.92	1.12	1.07	1.10	1.27			1.30	0.86
Other	1.08	0.60	1.44	0.52	0.71			0.93	0.88
Total net charge-off rate excluding purchased credit impaired (b)	2.32	2.43	1.89	1.57	1.02			2.08	0.67
Net charge-off rate — reported:
Home equity	2.15	2.78	2.16	1.89	1.05			2.23	0.62
Prime mortgage	0.89	1.79	1.08	0.56	0.22			1.05	0.13
Subprime mortgage	5.64	7.65	4.98	3.82	2.08			5.49	1.55
Option ARMs	—	—	—	—	—			—	—
Auto	1.92	1.12	1.07	1.10	1.27			1.30	0.86
Other	1.08	0.60	1.44	0.52	0.71			0.93	0.88
Total net charge-off rate	1.74	2.43	1.89	1.57	1.02			1.89	0.67

30+ day delinquency rate (c) (d)	7.92	6.21	3.88	3.33	3.10			7.92	3.10
Nonperforming assets (e) (f) (g)	$8,653	$7,705	$4,996	$4,031	$3,084	12	181	$8,653	$3,084	181
Allowance for loan losses to ending loans	2.36%	1.95%	2.33%	2.10%	1.24%			2.36%	1.24%
Allowance for loan losses to ending loans excluding purchased credit impaired loans (a)	3.16	2.50	2.33	2.10	1.24			3.16	1.24

(a)	Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no charge-offs and no allowance for loan losses has been recorded for these loans.

(b)	Average loans included loans held-for-sale of $1.8 billion, $1.5 billion, $3.6 billion, $4.4 billion, and $4.0 billion, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $2.8 billion and $10.6 billion for full year 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rate.

(c)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $3.2 billion, $2.0 billion, $1.5 billion, $1.5 billion, and $1.2 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $824 million, $787 million, $594 million, $534 million, and $663 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Nonperforming assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $3.3 billion, $1.8 billion, $1.9 billion, $1.8 billion, and $1.5 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $437 million, $405 million, $371 million, $252 million, and $279 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(f)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming assets have been revised to conform with this change.

(g)	Excludes purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
CONSUMER LENDING (continued)

Origination volume:
Mortgage origination volume by channel
Retail	$7.6	$8.4	$12.5	$12.6	$9.9	(10)%	(23)%	$41.1	$45.5	(10)%
Wholesale	3.8	5.9	9.1	10.6	10.2	(36)	(63)	29.4	42.7	(31)
Correspondent	13.3	13.2	17.0	12.0	9.5	1	40	55.5	27.9	99
CNT (negotiated transactions)	3.4	10.2	17.5	11.9	10.4	(67)	(67)	43.0	43.3	(1)

Total mortgage origination volume	28.1	37.7	56.1	47.1	40.0	(25)	(30)	169.0	159.4	6

Home equity	1.7	2.6	5.3	6.7	9.8	(35)	(83)	16.3	48.3	(66)
Education	1.0	2.6	1.3	2.0	1.2	(62)	(17)	6.9	7.0	(1)
Auto loans and leases	2.8	3.8	5.6	7.2	5.6	(26)	(50)	19.4	21.3	(9)

Avg mortgage loans held-for-sale & loans at fair value (a)	12.2	14.9	17.4	13.8	13.8	(18)	(12)	14.6	18.8	(22)
Average assets	395.0	239.8	242.1	234.6	224.2	65	76	278.1	216.1	29
Third-party mortgage loans serviced (ending)	1,172.6	1,114.8	659.1	627.1	614.7	5	91	1,172.6	614.7	91
MSR net carrying value (ending)	9.3	16.4	10.9	8.4	8.6	(43)	8	9.3	8.6	8

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$62	$66	$394	$376	$165	(6)	(62)	$898	$880	2

Net mortgage servicing revenue:
Loan servicing revenue	1,366	654	645	593	625	109	119	3,258	2,334	40
Changes in MSR asset fair value:
Due to inputs or assumptions in model	(6,950)	(786)	1,519	(632)	(766)	NM	NM	(6,849)	(516)	NM
Other changes in fair value	(843)	(390)	(394)	(425)	(393)	(116)	(115)	(2,052)	(1,531)	(34)

Total changes in MSR asset fair value	(7,793)	(1,176)	1,125	(1,057)	(1,159)	NM	NM	(8,901)	(2,047)	(335)
Derivative valuation adjustments and other	8,327	894	(1,468)	613	1,257	NM	NM	8,366	927	NM

Total net mortgage servicing revenue	1,900	372	302	149	723	411	163	2,723	1,214	124

Mortgage fees and related income	1,962	438	696	525	888	348	121	3,621	2,094	73

(a)	Included $12.0 billion, $14.5 billion, $16.9 billion, $13.4 billion, and $13.5 billion, of prime mortgage loans at fair value for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $14.2 billion and $11.9 billion for full year 2008 and 2007, respectively. These loans are classified as trading assets on the Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Credit card income	$862	$633	$673	$600	$712	36%	21%	$2,768	$2,685	3%
All other income	(272)	13	91	119	122	NM	NM	(49)	361	NM

Noninterest revenue	590	646	764	719	834	(9)	(29)	2,719	3,046	(11)
Net interest income	4,318	3,241	3,011	3,185	3,137	33	38	13,755	12,189	13

TOTAL NET REVENUE	4,908	3,887	3,775	3,904	3,971	26	24	16,474	15,235	8

Provision for credit losses	3,966	2,229	2,194	1,670	1,788	78	122	10,059	5,711	76

NONINTEREST EXPENSE
Compensation expense	335	267	258	267	260	25	29	1,127	1,021	10
Noncompensation expense	979	773	763	841	790	27	24	3,356	3,173	6
Amortization of intangibles	175	154	164	164	173	14	1	657	720	(9)

TOTAL NONINTEREST EXPENSE	1,489	1,194	1,185	1,272	1,223	25	22	5,140	4,914	5

Income (loss) before income tax expense	(547)	464	396	962	960	NM	NM	1,275	4,610	(72)
Income tax expense (benefit)	(176)	172	146	353	351	NM	NM	495	1,691	(71)

NET INCOME (LOSS)	$(371)	$292	$250	$609	$609	NM	NM	$780	$2,919	(73)

Memo: Net securitization gains (amortization)	$(261)	$(28)	$36	$70	$28	NM	NM	$(183)	$67	NM

FINANCIAL METRICS
ROE	(10)%	8%	7%	17%	17%			5%	21%
Overhead ratio	30	31	31	33	31			31	32
% of average managed outstandings:
Net interest income	9.17	8.18	7.92	8.34	8.20			8.45	8.16
Provision for credit losses	8.42	5.63	5.77	4.37	4.67			6.18	3.82
Noninterest revenue	1.25	1.63	2.01	1.88	2.18			1.67	2.04
Risk adjusted margin (a)	2.00	4.19	4.16	5.85	5.71			3.94	6.38
Noninterest expense	3.16	3.01	3.12	3.33	3.20			3.16	3.29
Pretax income (ROO) (b)	(1.16)	1.17	1.04	2.52	2.51			0.78	3.09
Net income	(0.79)	0.74	0.66	1.60	1.59			0.48	1.95

BUSINESS METRICS
Charge volume (in billions)	$96.0	$93.9	$93.6	$85.4	$95.5	2	1	$368.9	$354.6	4
Net accounts opened (in millions) (c)	4.3	16.6	3.6	3.4	5.3	(74)	(19)	27.9	16.4	70
Credit cards issued (in millions)	168.7	171.9	157.6	156.4	155.0	(2)	9	168.7	155.0	9
Number of registered internet customers (in millions)	35.6	34.3	28.0	26.7	28.3	4	26	35.6	28.3	26

Merchant acquiring business (d)
Bank card volume (in billions)	$135.1	$197.1	$199.3	$182.4	$194.4	(31)	(31)	$713.9	$719.1	(1)
Total transactions (in billions)	4.9	5.7	5.6	5.2	5.4	(14)	(9)	21.4	19.7	9

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Third quarter of 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase & Co. in the Washington Mutual transaction.

(d)	Due to the dissolution of the Chase Paymentech Solutions joint venture effective November 1, 2008, data presented represents activity for the entire joint venture prior to the November 1, 2008 dissolution, but only for the JPMorgan Chase merchant acquiring business, Chase Paymentech, beyond that date.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
SELECTED ENDING BALANCES
Loans:
Loans on balance sheets	$104,746	$92,881	$76,278	$75,888	$84,352	13%	24%	$104,746	$84,352	24%
Securitized loans	85,571	93,664	79,120	75,062	72,701	(9)	18	85,571	72,701	18

Managed loans	$190,317	$186,545	$155,398	$150,950	$157,053	2	21	$190,317	$157,053	21

Equity	$15,000	$15,000	$14,100	$14,100	$14,100	—	6	$15,000	$14,100	6

SELECTED AVERAGE BALANCES
Managed assets	$203,943	$169,413	$161,601	$159,602	$158,183	20	29	$173,711	$155,957	11
Loans:
Loans on balance sheets	$98,790	$79,183	$75,630	$79,445	$79,028	25	25	$83,293	$79,980	4
Securitized loans	88,505	78,371	77,195	74,108	72,715	13	22	79,566	69,338	15

Managed average loans	$187,295	$157,554	$152,825	$153,553	$151,743	19	23	$162,859	$149,318	9

Equity	$15,000	$14,100	$14,100	$14,100	$14,100	6	6	$14,326	$14,100	2

Headcount	24,025	22,283	19,570	18,931	18,554	8	29	24,025	18,554	29

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$2,616	$1,979	$1,894	$1,670	$1,488	32	76	$8,159	$5,496	48
Net charge-off rate	5.56%	5.00%	4.98%	4.37%	3.89%			5.01%	3.68%

Managed delinquency ratios
30+ day	4.97%	3.91%	3.46%	3.66%	3.48%			4.97%	3.48%
90+ day	2.34	1.77	1.76	1.84	1.65			2.34	1.65

Allowance for loan losses (a)	$7,692	$5,946	$3,705	$3,404	$3,407	29	126	$7,692	$3,407	126
Allowance for loan losses to period-end loans (a)	7.34%	6.40%	4.86%	4.49%	4.04%			7.34%	4.04%

KEY STATS — WASHINGTON MUTUAL ONLY (b)
Managed loans	$28,250	$27,235				4	NM	$28,250
Managed average loans	27,703							6,964
Net interest income (c)	14.87%							14.87%
Risk adjusted margin (c) (d)	4.18							4.18
Net charge-off rate	7.11							7.11
30+ day delinquency ratio	8.50	5.20%						8.50
90+ day delinquency ratio	3.75	1.95						3.75

KEY STATS EXCLUDING WASHINGTON MUTUAL
Managed loans	$162,067	$159,310	$155,398	$150,950	$157,053	2	3	$162,067	$157,053	3
Managed average loans	159,592	157,554	152,825	153,553	151,743	1	5	155,895	149,318	4
Net interest income (c)	8.18%	8.18%	7.92%	8.34%	8.20%			8.16%	8.16%
Risk adjusted margin (c) (d)	1.62	4.19	4.16	5.85	5.71			3.93	6.38
Net charge-off rate	5.29	5.00	4.98	4.37	3.89			4.92	3.68
30+ day delinquency ratio	4.36	3.69	3.46	3.66	3.48			4.36	3.48
90+ day delinquency ratio	2.09	1.74	1.76	1.84	1.65			2.09	1.65

(a)	Loans on a reported basis.

(b)	Statistics are only presented for periods after which the banking operations of Washington Mutual were acquired.

(c)	As a % of average managed outstandings.

(d)	Represents total net revenue less provision for credit losses.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,553	$1,476	$1,516	$1,537	$1,597	5%	(3)%	$6,082	$5,940	2%
Securitization adjustments	(691)	(843)	(843)	(937)	(885)	18	22	(3,314)	(3,255)	(2)

Managed credit card income	$862	$633	$673	$600	$712	36	21	$2,768	$2,685	3

Net interest income
Reported	$2,408	$1,525	$1,338	$1,567	$1,633	58	47	$6,838	$6,554	4
Securitization adjustments	1,910	1,716	1,673	1,618	1,504	11	27	6,917	5,635	23

Managed net interest income	$4,318	$3,241	$3,011	$3,185	$3,137	33	38	$13,755	$12,189	13

Total net revenue
Reported	$3,689	$3,014	$2,945	$3,223	$3,352	22	10	$12,871	$12,855	—
Securitization adjustments	1,219	873	830	681	619	40	97	3,603	2,380	51

Managed total net revenue	$4,908	$3,887	$3,775	$3,904	$3,971	26	24	$16,474	$15,235	8

Provision for credit losses
Reported	$2,747	$1,356	$1,364	$989	$1,169	103	135	$6,456	$3,331	94
Securitization adjustments	1,219	873	830	681	619	40	97	3,603	2,380	51

Managed provision for credit losses	$3,966	$2,229	$2,194	$1,670	$1,788	78	122	$10,059	$5,711	76

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$118,290	$93,701	$87,021	$88,013	$88,244	26	34	$96,807	$89,177	9
Securitization adjustments	85,653	75,712	74,580	71,589	69,939	13	22	76,904	66,780	15

Managed average assets	$203,943	$169,413	$161,601	$159,602	$158,183	20	29	$173,711	$155,957	11

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$1,397	$1,106	$1,064	$989	$869	26	61	$4,556	$3,116	46
Securitization adjustments	1,219	873	830	681	619	40	97	3,603	2,380	51

Managed net charge-offs	$2,616	$1,979	$1,894	$1,670	$1,488	32	76	$8,159	$5,496	48

(a)	JPMorgan Chase & Co. uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase & Co. treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$242	$212	$207	$193	$172	14%	41%	$854	$647	32%
Asset management, administration and commissions	32	29	26	26	24	10	33	113	92	23
All other income (a)	102	147	150	115	130	(31)	(22)	514	524	(2)

Noninterest revenue	376	388	383	334	326	(3)	15	1,481	1,263	17
Net interest income	1,103	737	723	733	758	50	46	3,296	2,840	16

TOTAL NET REVENUE	1,479	1,125	1,106	1,067	1,084	31	36	4,777	4,103	16

Provision for credit losses	190	126	47	101	105	51	81	464	279	66

NONINTEREST EXPENSE
Compensation expense	164	177	173	178	184	(7)	(11)	692	706	(2)
Noncompensation expense	324	298	290	294	307	9	6	1,206	1,197	1
Amortization of intangibles	11	11	13	13	13	—	(15)	48	55	(13)

TOTAL NONINTEREST EXPENSE	499	486	476	485	504	3	(1)	1,946	1,958	(1)

Income before income tax expense	790	513	583	481	475	54	66	2,367	1,866	27
Income tax expense	310	201	228	189	187	54	66	928	732	27

NET INCOME	$480	$312	$355	$292	$288	54	67	$1,439	$1,134	27

MEMO:
Revenue by product:
Lending	$611	$377	$376	$379	$380	62	61	$1,743	$1,419	23
Treasury services	759	643	630	616	631	18	20	2,648	2,350	13
Investment banking	88	87	91	68	70	1	26	334	292	14
Other	21	18	9	4	3	17	NM	52	42	24

Total Commercial Banking revenue	$1,479	$1,125	$1,106	$1,067	$1,084	31	36	$4,777	$4,103	16

IB revenue, gross (b)	$241	$252	$270	$203	$227	(4)	6	$966	$888	9

Revenue by business:
Middle Market Banking	$796	$729	$708	$706	$695	9	15	$2,939	$2,689	9
Commercial Term Lending (c)	243	—	—	—	—	NM	NM	243	—	NM
Mid-Corporate Banking	243	236	235	207	239	3	2	921	815	13
Real Estate Banking (c)	131	91	94	97	102	44	28	413	421	(2)
Other (c)	66	69	69	57	48	(4)	38	261	178	47

Total Commercial Banking revenue	$1,479	$1,125	$1,106	$1,067	$1,084	31	36	$4,777	$4,103	16

FINANCIAL RATIOS
ROE	24%	18%	20%	17%	17%			20%	17%
Overhead ratio	34	43	43	45	46			41	48

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

(c)	Includes net revenue on net assets acquired in the Washington Mutual transaction for the periods ending December 31, 2008.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q08 Change				2008 Change
	4Q08	3Q08		2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$8,000	$8,000		$7,000	$7,000	$6,700	—%	19%	$8,000	$6,700	19%

SELECTED BALANCE SHEET DATA (Average)
Total assets	$149,815	$101,681		$103,469	$101,979	$94,550	47	58	$114,299	$87,140	31
Loans:
Loans retained	117,351	71,901		70,682	67,510	63,749	63	84	81,931	60,231	36
Loans held-for-sale & loans at fair value	329	397		379	521	1,795	(17)	(82)	406	863	(53)

Total loans	117,680	72,298		71,061	68,031	65,544	63	80	82,337	61,094	35
Liability balances (a)	114,113	99,410		99,404	99,477	96,716	15	18	103,121	87,726	18
Equity	8,000	7,000		7,000	7,000	6,700	14	19	7,251	6,502	12

MEMO:
Loans by business:
Middle Market Banking	$42,613	$43,155		$42,879	$40,111	$38,275	(1)	11	$42,193	$37,333	13
Commercial Term Lending (b)	37,039	—		—	—	—	NM	NM	9,310	—	NM
Mid-Corporate Banking	18,169	16,491		15,357	15,150	15,440	10	18	16,297	12,481	31
Real Estate Banking (b)	13,529	7,513		7,500	7,457	7,347	80	84	9,008	7,116	27
Other (b)	6,330	5,139		5,325	5,313	4,482	23	41	5,529	4,164	33

Total Commercial Banking loans	$117,680	$72,298		$71,061	$68,031	$65,544	63	80	$82,337	$61,094	35

Headcount	5,206	5,298		4,028	4,075	4,125	(2)	26	5,206	4,125	26

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$118	$40		$49	$81	$33	195	258	$288	$44	NM
Nonperforming loans (c) (d)	1,026	844		486	446	146	22	NM	1,026	146	NM
Nonperforming assets	1,142	923		510	453	148	24	NM	1,142	148	NM
Allowance for credit losses:
Allowance for loan losses (e) (f)	2,826	2,698		1,843	1,790	1,695	5	67	2,826	1,695	67
Allowance for lending-related commitments	206	191		170	200	236	8	(13)	206	236	(13)

Total allowance for credit losses	3,032	2,889		2,013	1,990	1,931	5	57	3,032	1,931	57

Net charge-off rate (g)	0.40%	0.22%		0.28%	0.48%	0.21%			0.35%	0.07%
Allowance for loan losses to average loans (d) (f)	2.41	2.32	(g)	2.61	2.65	2.66			3.45	2.81
Allowance for loan losses to nonperforming loans (c) (d)	275	320	(g)	401	426	1,161			275	1,161
Nonperforming loans to average loans (d)	0.87	0.72	(g)	0.68	0.66	0.22			1.25	0.24

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

(b)	Periods ending December 31, 2008, include loans acquired in the Washington Mutual transaction.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $26 million at both June 30, 2008, and March 31, 2008. These amounts were excluded when calculating the allowance coverage ratios. There were no nonperforming loans held-for-sale or held at fair value at December 31, 2008, September 30, 2008, and December 31, 2007.

(d)	Purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction were included as nonperforming and were included when calculating the allowance coverage ratio, the allowance for loan losses to nonperforming loans ratio, and the nonperforming loans to average loans ratio. The credit impaired loans at December 31, 2008, and September 30, 2008, were $224 million and $272 million, respectively.

(e)	Beginning in the quarter ended September 30, 2008, the allowance for loan losses included an amount related to loans acquired in the Washington Mutual transaction. Beginning in the quarter ended June 30, 2008, the allowance for loan losses included an amount related to loans acquired in the merger with Bear Stearns.

(f)	The allowance for loan losses at June 30, 2008, included an amount related to loans acquired in the merger with Bear Stearns.

(g)	Calculations reflect the inclusion of the September 30, 2008, loan balance of $44.5 billion acquired in the Washington Mutual transaction.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$304	$290	$283	$269	$247	5%	23%	$1,146	$923	24%
Asset management, administration and commissions	748	719	846	820	806	4	(7)	3,133	3,050	3
All other income	268	221	228	200	228	21	18	917	708	30

Noninterest revenue	1,320	1,230	1,357	1,289	1,281	7	3	5,196	4,681	11
Net interest income	929	723	662	624	649	28	43	2,938	2,264	30

TOTAL NET REVENUE	2,249	1,953	2,019	1,913	1,930	15	17	8,134	6,945	17

Provision for credit losses	45	18	7	12	4	150	NM	82	19	332
Credit reimbursement to IB (a)	(30)	(31)	(30)	(30)	(30)	3	—	(121)	(121)	—

NONINTEREST EXPENSE
Compensation expense	628	664	669	641	607	(5)	3	2,602	2,353	11
Noncompensation expense	692	661	632	571	598	5	16	2,556	2,161	18
Amortization of intangibles	19	14	16	16	17	36	12	65	66	(2)

TOTAL NONINTEREST EXPENSE	1,339	1,339	1,317	1,228	1,222	—	10	5,223	4,580	14

Income before income tax expense	835	565	665	643	674	48	24	2,708	2,225	22
Income tax expense	302	159	240	240	252	90	20	941	828	14

NET INCOME	$533	$406	$425	$403	$422	31	26	$1,767	$1,397	26

REVENUE BY BUSINESS
Treasury Services	$993	$897	$852	$813	$824	11	21	3,555	$3,013	18
Worldwide Securities Services	1,256	1,056	1,167	1,100	1,106	19	14	4,579	3,932	16

TOTAL NET REVENUE	$2,249	$1,953	$2,019	$1,913	$1,930	15	17	$8,134	$6,945	17

FINANCIAL RATIOS
ROE	47%	46%	49%	46%	56%			47%	47%
Overhead ratio	60	69	65	64	63			64	66
Pretax margin ratio (b)	37	29	33	34	35			33	32

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$4,500	$4,500	$3,500	$3,500	$3,000	—	50	$4,500	$3,000	50

SELECTED BALANCE SHEET DATA (Average)
Total assets	$55,515	$49,386	$56,192	$57,204	$60,830	12	(9)	$54,563	$53,350	2
Loans (c)	31,283	26,650	23,822	23,086	23,489	17	33	26,226	20,821	26
Liability balances (d)	336,277	259,992	268,293	254,369	250,645	29	34	279,833	228,925	22
Equity	4,500	3,500	3,500	3,500	3,000	29	50	3,751	3,000	25

Headcount	27,070	27,592	27,232	26,561	25,669	(2)	5	27,070	25,669	5

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported	$993	$897	$852	$813	$824	11%	21%	$3,555	$3,013	18%
Treasury Services revenue reported in Commercial Banking	759	643	630	616	631	18	20	2,648	2,350	13
Treasury Services revenue reported in other lines of business	82	76	72	69	75	8	9	299	270	11

Treasury Services firmwide revenue (a)	1,834	1,616	1,554	1,498	1,530	13	20	6,502	5,633	15

Worldwide Securities Services revenue	1,256	1,056	1,167	1,100	1,106	19	14	4,579	3,932	16

Treasury & Securities Services firmwide revenue (a)	$3,090	$2,672	$2,721	$2,598	$2,636	16	17	$11,081	$9,565	16

Treasury Services firmwide liability balances (average) (b)	$290,300	$227,760	$230,689	$221,716	$218,416	27	33	$242,706	$199,077	22
Treasury & Securities Services firmwide liability balances (average) (b)	450,390	359,401	367,670	353,845	347,361	25	30	382,947	316,651	21

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (c)	45%	52%	54%	55%	53%			51%	56%
Treasury & Securities Services firmwide overhead ratio (c)	52	60	58	58	57			57	60

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$13,205	$14,417	$15,476	$15,690	$15,946	(8)	(17)	$13,205	$15,946	(17)

Number of:
US$ ACH transactions originated (in millions)	1,006	997	993	1,004	984	1	2	4,000	3,870	3
Total US$ clearing volume (in thousands)	29,346	29,277	29,063	28,056	28,386	—	3	115,742	111,036	4
International electronic funds transfer volume (in thousands) (d)	47,734	41,831	41,432	40,039	42,723	14	12	171,036	168,605	1
Wholesale check volume (in millions)	572	595	618	623	656	(4)	(13)	2,408	2,925	(18)
Wholesale cards issued (in thousands) (e)	22,784	21,858	19,917	19,122	18,722	4	22	22,784	18,722	22

(a)	TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $271 million, $196 million, $222 million, $191 million, and $157 million, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $880 million and $552 million for full year 2008 and 2007, respectively. This is not included in the TS and TSS firmwide revenue.

(b)	Firmwide liability balances include TS’ liability balances recorded in the Commercial Banking line of business.

(c)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,362	$1,538	$1,573	$1,531	$1,901	(11)%	(28)%	$6,004	$6,821	(12)%
All other income	(170)	43	130	59	159	NM	NM	62	654	(91)

Noninterest revenue	1,192	1,581	1,703	1,590	2,060	(25)	(42)	6,066	7,475	(19)
Net interest income	466	380	361	311	329	23	42	1,518	1,160	31

TOTAL NET REVENUE	1,658	1,961	2,064	1,901	2,389	(15)	(31)	7,584	8,635	(12)

Provision for credit losses	32	20	17	16	(1)	60	NM	85	(18)	NM

NONINTEREST EXPENSE
Compensation expense	689	816	886	825	1,030	(16)	(33)	3,216	3,521	(9)
Noncompensation expense	504	525	494	477	510	(4)	(1)	2,000	1,915	4
Amortization of intangibles	20	21	20	21	19	(5)	5	82	79	4

TOTAL NONINTEREST EXPENSE	1,213	1,362	1,400	1,323	1,559	(11)	(22)	5,298	5,515	(4)

Income before income tax expense	413	579	647	562	831	(29)	(50)	2,201	3,138	(30)
Income tax expense	158	228	252	206	304	(31)	(48)	844	1,172	(28)

NET INCOME	$255	$351	$395	$356	$527	(27)	(52)	$1,357	$1,966	(31)

REVENUE BY CLIENT SEGMENT
Private Bank (a)	$630	$631	$708	$596	$650	—	(3)	$2,565	$2,362	9
Private Wealth Management (a)	330	352	356	349	345	(6)	(4)	1,387	1,340	4
Institutional	327	486	472	490	754	(33)	(57)	1,775	2,525	(30)
Retail	265	399	490	466	640	(34)	(59)	1,620	2,408	(33)
Bear Stearns Brokerage	106	93	38	—	—	14	NM	237	—	NM

Total net revenue	$1,658	$1,961	$2,064	$1,901	$2,389	(15)	(31)	$7,584	$8,635	(12)

FINANCIAL RATIOS
ROE	14%	25%	31%	29%	52%			24%	51%
Overhead ratio	73	69	68	70	65			70	64
Pretax margin ratio (b)	25	30	31	30	35			29	36

BUSINESS METRICS
Number of:
Client advisors	1,705	1,684	1,717	1,744	1,729	1	(1)	1,705	1,729	(1)
Retirement planning services participants	1,531,000	1,492,000	1,505,000	1,519,000	1,501,000	3	2	1,531,000	1,501,000	2
Bear Stearns brokers	324	323	326	—	—	—	NM	324	—	NM

% of customer assets in 4 & 5 Star Funds (c)	42%	39%	40%	49%	55%	8	(24)	42%	55%	(24)

% of AUM in 1st and 2nd quartiles: (d)
1 year	54%	49%	51%	52%	57%	10	(5)	54%	57%	(5)
3 years	65%	67%	70%	73%	75%	(3)	(13)	65%	75%	(13)
5 years	76%	77%	76%	75%	76%	(1)	—	76%	76%	—

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$7,000	$7,000	$5,200	$5,000	$4,000	—	75	$7,000	$4,000	75

SELECTED BALANCE SHEET DATA (Average)
Total assets	$65,648	$71,189	$65,015	$60,286	$55,989	(8)	17	$65,550	$51,882	26
Loans (e)	36,851	39,750	39,264	36,628	32,627	(7)	13	38,124	29,496	29
Deposits	76,911	65,621	69,975	68,184	64,630	17	19	70,179	58,863	19
Equity	7,000	5,500	5,066	5,000	4,000	27	75	5,645	3,876	46

Headcount	15,339	15,493	15,840	14,955	14,799	(1)	4	15,339	14,799	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries) (f)	$12	$(1)	$2	$(2)	$2	NM	500	$11	$(8)	NM
Nonperforming loans	147	121	68	11	12	21	NM	147	12	NM
Allowance for loan losses	191	170	147	130	112	12	71	191	112	71
Allowance for lending-related commitments	5	5	5	6	7	—	(29)	5	7	(29)

Net charge-off (recovery) rate	0.13%	(0.01)%	0.02%	(0.02)%	0.02%			0.03%	(0.03)%
Allowance for loan losses to average loans	0.52	0.43	0.37	0.35	0.34			0.50	0.38
Allowance for loan losses to nonperforming loans	130	140	216	1,182	933			130	933
Nonperforming loans to average loans	0.40	0.30	0.17	0.03	0.04			0.39	0.04

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(e)	Reflects the transfer commencing in the first quarter of 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment.

(f)	Net charge-offs are disclosed before any revenue share with other lines of business.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Dec 31, 2008
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2008	2008	2008	2008	2007	2008	2007
Assets by asset class
Liquidity	$613	$524	$478	$471	$400	17%	53%
Fixed income	180	189	199	200	200	(5)	(10)
Equities & balanced	240	308	378	390	472	(22)	(49)
Alternatives	100	132	130	126	121	(24)	(17)

TOTAL ASSETS UNDER MANAGEMENT	1,133	1,153	1,185	1,187	1,193	(2)	(5)
Custody / brokerage / administration / deposits	363	409	426	382	379	(11)	(4)

TOTAL ASSETS UNDER SUPERVISION	$1,496	$1,562	$1,611	$1,569	$1,572	(4)	(5)

Assets by client segment
Institutional	$681	$653	$645	$652	$632	4	8
Private Bank (a)	181	194	181	179	183	(7)	(1)
Retail	194	223	276	279	300	(13)	(35)
Private Wealth Management (a)	71	75	75	77	78	(5)	(9)
Bear Stearns Brokerage	6	8	8	—	—	(25)	NM

TOTAL ASSETS UNDER MANAGEMENT	$1,133	$1,153	$1,185	$1,187	$1,193	(2)	(5)

Institutional	$682	$653	$646	$652	$633	4	8
Private Bank (a)	378	417	415	412	403	(9)	(6)
Retail	262	303	357	366	394	(14)	(34)
Private Wealth Management (a)	124	134	133	139	142	(7)	(13)
Bear Stearns Brokerage	50	55	60	—	—	(9)	NM

TOTAL ASSETS UNDER SUPERVISION	$1,496	$1,562	$1,611	$1,569	$1,572	(4)	(5)

Assets by geographic region
U.S. / Canada	$798	$785	$771	$773	$760	2	5
International	335	368	414	414	433	(9)	(23)

TOTAL ASSETS UNDER MANAGEMENT	$1,133	$1,153	$1,185	$1,187	$1,193	(2)	(5)

U.S. / Canada	$1,084	$1,100	$1,093	$1,063	$1,032	(1)	5
International	412	462	518	506	540	(11)	(24)

TOTAL ASSETS UNDER SUPERVISION	$1,496	$1,562	$1,611	$1,569	$1,572	(4)	(5)

Mutual fund assets by asset class
Liquidity	$553	$470	$416	$405	$339	18	63
Fixed income	41	44	47	45	46	(7)	(11)
Equities	99	134	179	186	224	(26)	(56)

TOTAL MUTUAL FUND ASSETS	$693	$648	$642	$636	$609	7	14

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					FULL YEAR
	4Q08	3Q08	2Q08	1Q08	4Q07	2008	2007
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,153	$1,185	$1,187	$1,193	$1,163	$1,193	$1,013
Net asset flows:
Liquidity	86	55	1	68	26	210	78
Fixed income	(7)	(4)	(1)	—	3	(12)	9
Equities, balanced & alternative	(18)	(5)	(3)	(21)	4	(47)	28
Market / performance / other impacts (a)	(81)	(78)	1	(53)	(3)	(211)	65

TOTAL ASSETS UNDER MANAGEMENT	$1,133	$1,153	$1,185	$1,187	$1,193	$1,133	$1,193

Assets under supervision rollforward
Beginning balance	$1,562	$1,611	$1,569	$1,572	$1,539	$1,572	$1,347
Net asset flows	73	61	(5)	52	37	181	143
Market / performance / other impacts (a)	(139)	(110)	47	(55)	(4)	(257)	82

TOTAL ASSETS UNDER SUPERVISION	$1,496	$1,562	$1,611	$1,569	$1,572	$1,496	$1,572

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns merger on May 30, 2008.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Principal transactions (a)	$(1,620)	$(1,876)	$(97)	$5	$773	14%	NM %	$(3,588)	$4,552	NM %
Securities gains (losses) (b)	499	440	656	42	146	13	242	1,637	39	NM
All other income (c)	685	(275)	(378)	1,641	214	NM	220	1,673	465	260

Noninterest revenue	(436)	(1,711)	181	1,688	1,133	75	NM	(278)	5,056	NM
Net interest income (expense)	868	(125)	(47)	(349)	(200)	NM	NM	347	(637)	NM

TOTAL NET REVENUE	432	(1,836)	134	1,339	933	NM	(54)	69	4,419	(98)

Provision for credit losses (d)	(33)	1,977	37	—	2	NM	NM	1,981	(11)	NM

NONINTEREST EXPENSE
Compensation expense	438	652	611	639	714	(33)	(39)	2,340	2,754	(15)
Noncompensation expense (e)	673	563	689	(84)	981	20	(31)	1,841	3,025	(39)
Merger costs	181	96	155	—	22	89	NM	432	209	107

Subtotal	1,292	1,311	1,455	555	1,717	(1)	(25)	4,613	5,988	(23)
Net expense allocated to other businesses	(1,364)	(1,150)	(1,070)	(1,057)	(1,057)	(19)	(29)	(4,641)	(4,231)	(10)

TOTAL NONINTEREST EXPENSE	(72)	161	385	(502)	660	NM	NM	(28)	1,757	NM

Income (loss) before income tax expense and extraordinary gain	537	(3,974)	(288)	1,841	271	NM	98	(1,884)	2,673	NM
Income tax expense (benefit)	317	(1,613)	31	730	1	NM	NM	(535)	788	NM

Income (loss) before extraordinary gain	220	(2,361)	(319)	1,111	270	NM	(19)	(1,349)	1,885	NM
Extraordinary gain (f)	1,325	581	—	—	—	128	NM	1,906	—	NM

NET INCOME (LOSS)	$1,545	$(1,780)	$(319)	$1,111	$270	NM	472	$557	$1,885	(70)

MEMO:
TOTAL NET REVENUE
Private equity	$(1,107)	$(216)	$197	$163	$688	(413)	NM	$(963)	$3,967	NM
Corporate	1,539	(1,620)	(63)	1,176	245	NM	NM	1,032	452	128

TOTAL NET REVENUE	$432	$(1,836)	$134	$1,339	$933	NM	(54)	$69	$4,419	(98)

NET INCOME (LOSS)
Private equity	$(682)	$(164)	$99	$57	$356	(316)	NM	$(690)	$2,165	NM
Corporate	1,163	(881)	122	1,054	(72)	NM	NM	1,458	(150)	NM
Merger related items (g)	1,064	(735)	(540)	—	(14)	NM	NM	(211)	(130)	(62)

TOTAL NET INCOME (LOSS)	$1,545	$(1,780)	$(319)	$1,111	$270	NM	472	$557	$1,885	(70)

Headcount	23,376	24,967	22,317	21,769	22,512	(6)	4	23,376	22,512	4

(a)	Included losses on preferred equity interests in Fannie Mae and Freddie Mac in the third quarter of 2008.

(b)	Included gain on sale of MasterCard shares in the second quarter of 2008.

(c)	Included a gain from the dissolution of the Chase Paymentech joint venture in the fourth quarter of 2008 and proceeds from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(d)	Included a $2.0 billion charge to conform Washington Mutual’s loan loss reserves to JPMorgan Chase’s accounting policy in the third quarter of 2008.

(e)	Included a release of credit card litigation reserves in the first quarter of 2008.

(f)	Effective September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the FDIC for $1.9 billion. The fair value of the net assets acquired from the FDIC exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held for sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(g)	Included an extraordinary gain related to the Washington Mutual transaction in the fourth and third quarters of 2008. Included an accounting conformity loan loss reserve provision in the third quarter of 2008. The second quarter of 2008 reflects Bear Stearns’ equity earnings. Beginning in the second quarter of 2008, Bear Stearns merger related items include merger costs, Bear Stearns’ asset management liquidation costs and Bear Stearns’ private client services broker retention expense. Periods prior to the second quarter of 2008 represent costs related to the Bank One and Bank of New York transactions.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
SUPPLEMENTAL

TREASURY
Securities gains (losses) (a)	$512	$442	$656	$42	$146	16%	251%	$1,652	$37	NM	%
Investment securities portfolio (average) (b)	143,160	105,984	97,223	80,443	82,445	35	74	106,801	85,517	25
Investment securities portfolio (ending) (b)	166,662	115,703	103,751	91,323	76,200	44	119	166,662	76,200	119
Mortgage loans (average)	7,277	7,221	7,004	6,730	6,514	1	12	7,566	5,639	34
Mortgage loans (ending)	7,292	7,297	7,150	6,847	6,635	—	10	7,292	6,635	10

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$24	$40	$540	$1,113	$100	(40)	(76)	$1,717	$2,312	(26)
Unrealized gains (losses) (c)	(1,000)	(273)	(326)	(881)	569	(266)	NM	(2,480)	1,607	NM

Total direct investments	(976)	(233)	214	232	669	(319)	NM	(763)	3,919	NM
Third-party fund investments	(121)	27	6	(43)	43	NM	NM	(131)	165	NM

Total private equity gains (losses) (d)	$(1,097)	$(206)	$220	$189	$712	(433)	NM	$(894)	$4,084	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$483	$600	$615	$603	$390	(20)	24
Cost	792	705	665	499	288	12	175
Quoted public value	543	657	732	720	536	(17)	1
Privately-held direct securities
Carrying value	5,564	6,038	6,270	5,191	5,914	(8)	(6)
Cost	6,296	6,058	6,113	4,973	4,867	4	29
Third-party fund investments
Carrying value	805	889	838	811	849	(9)	(5)
Cost	1,169	1,121	1,094	1,064	1,076	4	9

Total private equity portfolio — Carrying value	$6,852	$7,527	$7,723	$6,605	$7,153	(9)	(4)

Total private equity portfolio — Cost	$8,257	$7,884	$7,872	$6,536	$6,231	5	33

(a)	The second quarter of 2008 included gain on the sale of MasterCard shares. All periods reflect repositioning of the Corporate investment securities portfolio and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Includes Chief Investment Office investment securities only.

(c)	Unrealized gains (losses) contains reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Dec 31, 2008
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2008	2008	2008	2008	2007	2008	2007
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$186,776	$202,170	$137,236	$141,921	$133,253	(8)%	40%
Loans — Non-U.S.	75,268	86,275	92,123	89,376	79,823	(13)	(6)

TOTAL WHOLESALE LOANS — REPORTED (b)	262,044	288,445	229,359	231,297	213,076	(9)	23

CONSUMER (c)
Home loan portfolio — excluding purchased credit impaired:
Home equity	114,335	116,804	95,129	94,968	94,832	(2)	21
Prime mortgage	72,472	70,375	47,185	45,080	40,558	3	79
Subprime mortgage	15,330	18,162	14,792	15,775	15,473	(16)	(1)
Option ARMs	9,018	18,989	—	—	—	(53)	NM

Total home loan portfolio — excluding purchased credit impaired	211,155	224,330	157,106	155,823	150,863	(6)	40
Home loan portfolio — purchased credit impaired: (d) Home equity	28,555	26,507	—	—	—	8	NM
Prime mortgage	21,855	24,672	—	—	—	(11)	NM
Subprime mortgage	6,760	3,863	—	—	—	75	NM
Option ARMs	31,643	22,653	—	—	—	40	NM

Total home loan portfolio — purchased credit impaired	88,813	77,695	—	—	—	14	NM
Other consumer:
Auto loans and leases	42,603	43,306	44,867	44,714	42,350	(2)	1
Credit card — reported (e)	104,746	92,881	76,278	75,888	84,352	13	24
Other loans	35,537	34,724	30,419	29,334	28,733	2	24

TOTAL CONSUMER LOANS — REPORTED	482,854	472,936	308,670	305,759	306,298	2	58
TOTAL LOANS — REPORTED	744,898	761,381	538,029	537,056	519,374	(2)	43
Credit card — securitized	85,571	93,664	79,120	75,062	72,701	(9)	18

TOTAL LOANS — MANAGED	830,469	855,045	617,149	612,118	592,075	(3)	40
Derivative receivables	162,626	118,648	122,389	99,110	77,136	37	111
Receivables from customers (f)	16,141	25,422	26,572	—	—	(37)	NM

TOTAL CREDIT-RELATED ASSETS	1,009,236	999,115	766,110	711,228	669,211	1	51
Wholesale lending-related commitments	379,871	407,823	430,028	438,392	446,652	(7)	(15)

TOTAL	$1,389,107	$1,406,938	$1,196,138	$1,149,620	$1,115,863	(1)	24

Memo: Total by category
Total wholesale exposure (g)	$820,682	$840,338	$808,348	$768,799	$736,864	(2)	11
Total consumer managed loans (h)	568,425	566,600	387,790	380,821	378,999	—	50

Total	$1,389,107	$1,406,938	$1,196,138	$1,149,620	$1,115,863	(1)	24

Risk profile of wholesale credit exposure:

Investment-grade (i)	$605,210	$620,524	$595,043	$590,439	$571,394	(2)	6

Noninvestment-grade: (i)
Noncriticized	159,379	161,503	154,218	147,771	134,983	(1)	18
Criticized performing	22,568	14,491	11,611	9,570	6,267	56	260
Criticized nonperforming	3,429	1,418	899	742	571	142	NM

Total noninvestment-grade	185,376	177,412	166,728	158,083	141,821	4	31

Loans held-for-sale & loans at fair value	13,955	16,980	20,005	20,277	23,649	(18)	(41)
Receivables from customers (f)	16,141	25,422	26,572	—	—	(37)	NM

Total wholesale exposure	$820,682	$840,338	$808,348	$768,799	$736,864	(2)	11

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes loans held-for-sale and loans at fair value.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Purchased credit impaired loans represent loans acquired in the Washington Mutual transaction that were considered credit impaired under SOP 03-3, and include loans that were considered nonperforming by Washington Mutual prior to the transaction closing. Under SOP 03-3, these loans are considered to be performing loans as of the transaction date and are initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Includes $51 million and $158 million of purchased credit impaired loans at December 31, 2008 and September 30, 2008, respectively.

(f)	Represents margin loans to brokerage customers included in accrued interest and accounts receivable on the Consolidated Balance Sheet.

(g)	Represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(i)	Excludes loans held-for-sale and loans at fair value.

Note:
The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Dec 31, 2008
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2008	2008	2008	2008	2007	2008	2007
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$2,123	$1,185	$806	$761	$490	79%	333%
Loans — Non-U.S.	259	220	64	20	24	18	NM

TOTAL WHOLESALE LOANS	2,382	1,405	870	781	514	70	363

CONSUMER LOANS (b)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity (c)	1,394	1,142	1,008	924	786	22	77
Prime mortgage	1,895	1,496	1,232	860	501	27	278
Subprime mortgage (c)	2,690	2,384	1,715	1,401	1,017	13	165
Option ARMs	10	—	—	—	—	NM	NM

Total home loan portfolio	5,989	5,022	3,955	3,185	2,304	19	160
Auto loans and leases	148	119	102	94	116	24	28
Credit card — reported	4	5	6	6	7	(20)	(43)
Other loans	430	382	340	335	341	13	26

TOTAL CONSUMER LOANS (d) (e)	6,571	5,528	4,403	3,620	2,768	19	137

TOTAL NONPERFORMING LOANS REPORTED (c)	8,953	6,933	5,273	4,401	3,282	29	173

Derivative receivables	1,079	45	80	31	29	NM	NM
Assets acquired in loan satisfactions	2,682	2,542	880	711	622	6	331

TOTAL NONPERFORMING ASSETS	$12,714	$9,520	$6,233	$5,143	$3,933	34	223

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	1.20%	0.91%	0.98%	0.82%	0.63%

NONPERFORMING ASSETS BY LOB
Investment Bank	$2,501	$583	$490	$439	$453	329	452
Retail Financial Services (c) (e)	8,841	7,878	5,153	4,230	3,309	12	167
Card Services	4	5	6	6	7	(20)	(43)
Commercial Banking	1,142	923	510	453	148	24	NM
Treasury & Securities Services	30	—	—	—	—	NM	NM
Asset Management	172	121	68	11	12	42	NM
Corporate/Private Equity (f)	24	10	6	4	4	140	500

TOTAL	$12,714	$9,520	$6,233	$5,143	$3,933	34	223

(a)	Included nonperforming loans held-for-sale and loans at fair value of $32 million, $32 million, $51 million, $70 million, and $50 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007.

(c)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(d)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $3.3 billion, $1.8 billion, $1.9 billion, $1.8 billion, and $1.5 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $437 million, $405 million, $371 million, $252 million, and $279 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	Excludes purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(f)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
GROSS CHARGE-OFFS
Wholesale loans	$238	$71	$82	$130	$54	235%	341%	$521	$185	182%
Consumer (includes RFS and Corporate/Private Equity)	1,752	1,375	1,079	880	582	27	201	5,086	1,547	229
Credit card — reported	1,559	1,245	1,209	1,144	1,000	25	56	5,157	3,635	42

Total loans — reported	3,549	2,691	2,370	2,154	1,636	32	117	10,764	5,367	101
Credit card — securitized	1,343	985	949	791	716	36	88	4,068	2,801	45
Corporate — securitized (a)	9	—	—	—	—	NM	NM	9	—	NM

Total loans — managed	4,901	3,676	3,319	2,945	2,352	33	108	14,841	8,168	82

RECOVERIES
Wholesale loans	21	19	41	38	29	11	(28)	$119	113	5
Consumer (includes RFS and Corporate/Private Equity)	51	49	54	55	47	4	9	209	197	6
Credit card — reported	162	139	145	155	131	17	24	601	519	16

Total loans — reported	234	207	240	248	207	13	13	929	829	12
Credit card — securitized	124	112	119	110	97	11	28	465	421	10

Total loans — managed	358	319	359	358	304	12	18	1,394	1,250	12

NET CHARGE-OFFS
Wholesale loans	217	52	41	92	25	317	NM	$402	72	458
Consumer (includes RFS and Corporate/Private Equity)	1,701	1,326	1,025	825	535	28	218	4,877	1,350	261
Credit card — reported	1,397	1,106	1,064	989	869	26	61	4,556	3,116	46

Total loans — reported	3,315	2,484	2,130	1,906	1,429	33	132	9,835	4,538	117
Credit card — securitized	1,219	873	830	681	619	40	97	3,603	2,380	51
Corporate — securitized (a)	9	—	—	—	—	NM	NM	9	—	NM

Total loans — managed	$4,543	$3,357	$2,960	$2,587	$2,048	35	122	$13,447	$6,918	94

NET CHARGE-OFF RATES
Wholesale loans (b)	0.33%	0.10%	0.08%	0.18%	0.05%			0.19%	0.04%
Consumer (c)	1.80	2.29	1.81	1.50	1.01			2.11	0.69
Credit card — reported	5.63	5.56	5.66	5.01	4.36			5.95	3.90
Total loans — reported (b) (c)	1.80	1.91	1.67	1.53	1.19			1.92	1.00
Credit card — securitized (a)	5.48	4.43	4.32	3.70	3.38			4.54	3.43
Total loans — managed (b) (c)	2.20	2.24	2.02	1.81	1.48			2.29	1.33

Memo: Credit card — managed (a)	5.56	5.00	4.98	4.37	3.89			5.02	3.68

(a)	Fourth quarter of 2008 includes $9 million of credit card securitizations recorded in the Corporate sector related to the acquisition of Washington Mutual Bank’s banking operations. This amount was excluded when calculating the net charge-off rates.

(b)	Average wholesale loans held-for-sale and loans at fair value were $16.4 billion, $18.0 billion, $20.8 billion, $20.1 billion, and $26.8 billion, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $18.8 billion and $18.6 billion for full year 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

(c)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $1.8 billion, $1.5 billion, $3.6 billion, $4.4 billion, and $4.0 billion, for the quarters ended December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, and $2.9 billion and $10.6 billion for full year 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$19,052	$13,246	$11,746	$9,234	$8,113	44%	135%	$9,234	$7,279	27%
Additions resulting from acquisition, September 25, 2008 (a)	—	2,535	—	—	—	NM	—	2,535	—	NM
Net charge-offs	(3,315)	(2,484)	(2,130)	(1,906)	(1,429)	(33)	(132)	(9,835)	(4,538)	(117)
Provision for loan losses (a)	7,434	5,760	3,624	4,419	2,550	29	192	21,237	6,538	225
Other	(7)	(5)	6	(1)	—	(40)	NM	(7)	(45)	84

Ending balance	$23,164	$19,052	$13,246	$11,746	$9,234	22	151	$23,164	$9,234	151

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$713	$686	$855	$850	$858	4	(17)	$850	$524	62
Provision for lending-related commitments	(121)	27	(169)	5	(8)	NM	NM	(258)	326	NM
Other	67	—	—	—	—	NM	NM	67	—	NM

Ending balance	$659	$713	$686	$855	$850	(8)	(22)	$659	$850	(22)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$712	$253	$174	$146	$108	181	NM
Formula — based	5,833	5,326	4,295	3,691	3,046	10	91

Total wholesale	6,545	5,579	4,469	3,837	3,154	17	108

Consumer
Asset specific	74	70	61	75	80	6	(8)
Formula — based	16,545	13,403	8,716	7,834	6,000	23	176

Total consumer	16,619	13,473	8,777	7,909	6,080	23	173

Total allowance for loan losses	23,164	19,052	13,246	11,746	9,234	22	151
Allowance for lending-related commitments	659	713	686	855	850	(8)	(22)

Total allowance for credit losses	$23,823	$19,765	$13,932	$12,601	$10,084	21	136

Wholesale allowance for loan losses to total wholesale loans (b)	2.64%	2.06%	2.13%	1.82%	1.67%
Consumer allowance for loan losses to total consumer loans (c)	3.46	2.86	2.86	2.63	2.01
Allowance for loan losses to total loans (b) (c) (d)	3.18	2.56	2.57	2.29	1.88
Allowance for loan losses to total nonperforming loans (e) (f)	260	287	254	271	286
Allowance for loan losses to ending loans excluding purchased credit impaired loans (g)	3.62	2.87	2.57	2.29	1.88

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$3,444	$2,654	$2,429	$1,891	$1,329	30	159
Retail Financial Services	8,918	7,517	5,062	4,496	2,668	19	234
Card Services	7,692	5,946	3,705	3,404	3,407	29	126
Commercial Banking	2,826	2,698	1,843	1,790	1,695	5	67
Treasury & Securities Services	74	47	40	26	18	57	311
Asset Management	191	170	147	130	112	12	71
Corporate/Private Equity	19	20	20	9	5	(5)	280

Total	$23,164	$19,052	$13,246	$11,746	$9,234	22	151

(a)	Includes accounting conformity loan loss reserve related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	Wholesale loans held-for-sale and loans at fair value were $14.0 billion, $17.0 billion, $20.0 billion, $20.3 billion, and $23.6 billion, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, these amounts were excluded when calculating the allowance coverage ratios.

(c)	Consumer loans held-for-sale were $2.0 billion, $1.6 billion, $2.2 billion, $4.5 billion, and $4.0 billion at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(d)	Includes $89.1 billion and $78.1 billion in credit impaired loans acquired in the Washington Mutual transaction and accounted for under SOP 03-3 at December 31, 2008 and September 30, 2008, respectively. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no allowance for loan losses has been recorded for these loans as of December 31, 2008 and September 30, 2008.

(e)	Nonperforming loans held-for-sale and loans at fair value were $32 million, $32 million, $51 million, $70 million, and $50 million, at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively.

(f)	Excludes purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(g)	Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no charge-offs and no allowance for loan losses has been recorded for these loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$869	$238	$538	$571	$208	265%	318%	$2,216	$376	489%
Commercial Banking	180	105	77	143	105	71	71	505	230	120
Treasury & Securities Services	27	7	7	11	5	286	440	52	11	373
Asset Management	32	21	17	17	(2)	52	NM	87	(19)	NM
Corporate/Private Equity (a) (b)	76	564	36	—	—	(87)	NM	676	—	NM

Total wholesale	1,184	935	675	742	316	27	275	3,536	598	491

Retail Financial Services	3,578	2,056	1,584	2,688	1,063	74	237	9,906	2,620	278
Card Services — reported	2,747	1,356	1,364	989	1,169	103	135	6,456	3,331	94
Corporate/Private Equity (a) (c)	(75)	1,413	1	—	2	NM	NM	1,339	(11)	NM

Total consumer	6,250	4,825	2,949	3,677	2,234	30	180	17,701	5,940	198

Total provision for loan losses	$7,434	$5,760	$3,624	$4,419	$2,550	29	192	$21,237	$6,538	225

LENDING-RELATED COMMITMENTS
Investment Bank	(104)	$(4)	$(140)	$47	$(8)	NM	NM	$(201)	$278	NM
Commercial Banking	10	21	(30)	(42)	—	(52)	NM	(41)	49	NM
Treasury & Securities Services	18	11	—	1	(1)	64	NM	30	8	275
Asset Management	—	(1)	—	(1)	1	NM	NM	(2)	1	NM
Corporate/Private Equity	5	—	—	—	—	NM	NM	5	—	NM

Total wholesale	(71)	27	(170)	5	(8)	NM	NM	(209)	336	NM

Retail Financial Services	(2)	—	1	—	—	NM	NM	(1)	(10)	90
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity	(48)	—	—	—	—	NM	NM	(48)	—	NM

Total consumer	(50)	—	1	—	—	NM	NM	(49)	(10)	(390)

Total provision for lending-related commitments	$(121)	$27	$(169)	$5	$(8)	NM	NM	$(258)	$326	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	765	$234	$398	$618	$200	227	283	$2,015	$654	208
Commercial Banking	190	126	47	101	105	51	81	464	279	66
Treasury & Securities Services	45	18	7	12	4	150	NM	82	19	332
Asset Management	32	20	17	16	(1)	60	NM	85	(18)	NM
Corporate/Private Equity (a) (b)	81	564	36	—	—	(86)	NM	681	—	NM

Total wholesale	1,113	962	505	747	308	16	261	3,327	934	256

Retail Financial Services	3,576	2,056	1,585	2,688	1,063	74	236	9,905	2,610	280
Card Services — reported	2,747	1,356	1,364	989	1,169	103	135	6,456	3,331	94
Corporate/Private Equity (a) (c)	(123)	1,413	1	—	2	NM	NM	1,291	(11)	NM

Total consumer	6,200	4,825	2,950	3,677	2,234	28	178	17,652	5,930	198

Total provision for credit losses	7,313	5,787	3,455	4,424	2,542	26	188	20,979	6,864	206

Card Services — securitized (d)	1,228	873	830	681	619	41	98	3,612	2,380	52

Managed provision for credit losses	$8,541	$6,660	$4,285	$5,105	$3,161	28	170	$24,591	$9,244	166

(a)	Represents provision expense related to loans acquired in the Washington Mutual transaction in the third quarter of 2008.

(b)	Represents provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

(c)	Includes amounts related to held-for-investment prime mortgages transferred from AM to the Corporate/Private Equity segment.

(d)	Fourth quarter of 2008 includes $9 million of credit card securitizations recorded in the Corporate sector related to the acquisition of Washington Mutual’s banking operations.

JPMORGAN CHASE & CO. MARKET RISK (in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q08 Change				2008 Change
	4Q08	3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
AVERAGE IB TRADING VAR AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$276	$183	$155	$120	$103	51%	168%	$181	$80	126%
Foreign exchange	55	20	26	35	31	175	77	34	23	48
Equities	87	80	30	31	63	9	38	57	48	19
Commodities and other	30	41	31	28	29	(27)	3	32	33	(3)
Diversification benefit to IB trading VaR (a)	(146)	(104)	(92)	(92)	(102)	(40)	(43)	(108)	(77)	(40)

99% IB Trading VaR (b)	302	220	150	122	124	37	144	196	107	83
Credit portfolio VaR (c)	165	47	35	30	26	251	NM	69	17	306
Diversification benefit to IB trading and credit portfolio VaR (a)	(140)	(49)	(36)	(30)	(27)	(186)	(419)	(63)	(18)	(250)

99% Total IB trading and credit portfolio VaR	$327	$218	$149	$122	$123	50	166	$202	$106	91

AVERAGE IB TRADING VAR , CREDIT PORTFOLIO VAR AND OTHER VAR - 95% CONFIDENCE LEVEL (d)
IB VaR by risk type:
Fixed income	$194	$130				49		$162
Foreign exchange	32	13				146		23
Equities	47	46				2		47
Commodities and other	21	24				(13)		23
Diversification benefit to IB trading VaR (a)	(103)	(69)				(49)		(88)

95% IB Trading VaR (b)	191	144				33		167

Credit portfolio VaR (c)	66	25				164		45
Diversification benefit to IB trading and credit portfolio VaR (a)	(50)	(22)				(127)		(36)

95% Total IB trading and credit portfolio VaR	207	147				41		176

Mortgage Banking VaR (e)	56	19				195		37
Corporate Risk Management VaR (f)	76	22				245		48
Diversification benefit to total other VaR (a)	(31)	(10)				(210)		(19)

Total other VaR	101	31				226		66

Diversification benefit to total IB and other VaR (a)	(56)	(24)				(133)		(40)

Total IB and other VaR	$252	$154				64		$202

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. The 95% IB Trading VaR includes syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. The 99% IB Trading VaR includes the credit spread sensitivities of certain mortgage products but does not include syndicated lending facilities that the Firm intends to distribute. Both the 95% and 99% IB Trading VaR do not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Includes VaR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	In the third quarter of 2008, the Firm revised the VaR measurement to create a more comprehensive view of its market risks by adding syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. In addition, certain actively managed positions utilized as part of the Firm’s risk management function within Corporate and in the RFS’ mortgage banking businesses have been added to the IB VaR to provide a Total IB and other VaR measure. Finally, the Firm moved from using a 99% confidence level to a 95% confidence level since the 95% level provides a more stable measure of the VaR for day-to-day risk management. This section presents the results of the Firm’s VaR measure under the revised measurement using a 95% confidence level. The Firm intends to only present the VaR at this confidence level once information for five quarters and two comparative year-to-date periods is available.

(e)	Mortgage Banking VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(f)	Corporate Risk Management VaR includes certain actively managed positions utilized as part of the Firm’s risk management function within Corporate. It does not include certain nontrading activity such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.) and Corporate Treasury balance sheet and capital management positions as well as longer-term corporate investments.

JPMORGAN CHASE & CO. CAPITAL, INTANGIBLE ASSETS AND DEPOSITS (in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q08 Change				2008 Change
	4Q08		3Q08	2Q08	1Q08	4Q07	3Q08	4Q07	2008	2007	2007
COMMON SHARES OUTSTANDING
Weighted-average basic shares outstanding	3,737.5		3,444.6	3,426.2	3,396.0	3,367.1	9%	11%	3,501.1	3,403.6	3%
Weighted-average diluted shares outstanding	3,737.5	(d)	3,444.6 (d)	3,531.0	3,494.7	3,471.8	9	8	3,604.9	3,507.6	3
Common shares outstanding — at period end	3,732.8		3,726.9	3,435.7	3,400.8	3,367.4	—	11	3,732.8	3,367.4	11

Cash dividends declared per share	$0.38		$0.38	$0.38	$0.38	$0.38	—	—	$1.52	$1.48	3
Book value per share	36.15		36.95	37.02	36.94	36.59	(2)	(1)	36.15	36.59	(1)
Dividend payout (a)	532%		399%	71%	56%	44%			114%	34%

NET INCOME	$702		$527	$2,003	$2,373	$2,971	33	(76)	$5,605	$15,365	(64)
Preferred dividends	423		161	90	—	—	163	NM	674	—	NM

Net income applicable to common stock	$279		$366	$1,913	$2,373	$2,971	(24)	(91)	$4,931	$15,365	(68)

NET INCOME PER SHARE
Basic earnings per share
Income (loss) before extraordinary gain	(0.28)		(0.06)	0.56	0.70	0.88	(367)	NM	0.86	4.51	(81)
Net income	0.07		0.11	0.56	0.70	0.88	(36)	(92)	1.41	4.51	(69)

Diluted earnings per share
Income (loss) before extraordinary gain	(0.28)		(0.06)	0.54	0.68	0.86	(367)	NM	0.84	4.38	(81)
Net income	0.07		0.11	0.54	0.68	0.86	(36)	(92)	1.37	4.38	(69)

SHARE PRICE
High	$50.63		$49.00	$49.95	$49.29	$48.02	3	5	$50.63	$53.25	(5)
Low	19.69		29.24	33.96	36.01	40.15	(33)	(51)	19.69	40.15	(51)
Close	31.53		46.70	34.31	42.95	43.65	(32)	(28)	31.53	43.65	(28)
Market capitalization	117,695		174,048	117,881	146,066	146,986	(32)	(20)	117,695	146,986	(20)

STOCK REPURCHASE PROGRAM (b)
Aggregate repurchases	$—		$—	$—	$—	$163.3	—	NM	$—	$8,174.9	NM
Common shares repurchased	—		—	—	—	3.6	—	NM	—	168.2	NM
Average purchase price	$—		$—	$—	$—	$45.29	—	NM	$—	$48.60	NM

CAPITAL RATIOS (c)
Tier 1 capital	$136,160	(e)	$111,630	$98,775	$89,646	$88,746	22	53
Total capital	184,954	(e)	159,175	145,012	134,948	132,242	16	40
Risk-weighted assets	1,258,909	(e)	1,261,034	1,079,199	1,075,697	1,051,879	—	20
Adjusted average assets	1,966,895	(e)	1,555,297	1,536,439	1,507,724	1,473,541	26	33
Tier 1 capital ratio	10.8%	(e)	8.9%	9.2%	8.3%	8.4%
Total capital ratio	14.7	(e)	12.6	13.4	12.5	12.6
Tier 1 leverage ratio	6.9	(e)	7.2	6.4	5.9	6.0

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,027		$46,121	$45,993	$45,695	$45,270	4	6
Mortgage servicing rights	9,403		17,048	11,617	8,419	8,632	(45)	9
Purchased credit card relationships	1,649		1,827	1,984	2,140	2,303	(10)	(28)
All other intangibles	3,932		3,653	3,675	3,815	3,796	8	4

Total intangibles	$63,011		$68,649	$63,269	$60,069	$60,001	(8)	5

DEPOSITS
U.S. offices:
Noninterest-bearing	$210,899		$193,253	$125,606	$132,072	$129,406	9	63
Interest-bearing	511,077		506,974	362,150	394,613	376,194	1	36
Non-U.S. offices:
Noninterest-bearing	7,697		9,747	7,827	7,232	6,342	(21)	21
Interest-bearing	279,604		259,809	227,322	227,709	228,786	8	22

Total deposits	$1,009,277		$969,783	$722,905	$761,626	$740,728	4	36

(a)	Based on net income amounts.

(b)	Excludes commission costs.

(c)	The Federal Reserve has granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based and leverage capital guidelines in respect to the Bear Stearns risk-weighted assets and other exposures acquired. The amount of such relief is subject to reduction by one-sixth each quarter subsequent to the merger with Bear Stearns and expires on October 1, 2009.

(d)	Common equivalent shares have been excluded from the computation of diluted earnings per share for the fourth and third quarters of 2008, as the effect would be antidilutive.

(e)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase & Co. consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase & Co.’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase & Co. and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase & Co. owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008, costs associated with The Bank of New York, Inc. transaction (“The Bank of New York”) in 2007, and costs associated with the 2004 merger with Bank One Corporation.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115.”
SOP 03-3: “Accounting for Certain Loans of Debt Securities Acquired in a Transfer.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
CONSUMER LENDING REVENUE COMPRISES THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
CONSUMER LENDING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — The termination of Chase Paymentech Solutions, a global payments and merchant acquiring joint venture between JPMorgan Chase and First Data Corporation, was completed on November 1st, 2008. JPMorgan Chase retained approximately 51% of the business under the Chase Paymentech name.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, retail, private client services and Bear Stearns brokerage clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest as of September 30, 2008.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
3. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Brokerage provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.